SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement [ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Rockwell International Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

      [   ]  Fee paid previously with preliminary materials.

      [   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

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[ROCKWELL LOGO]

December 29, 1999

Dear Shareowner:

You are cordially invited to attend the annual meeting of shareowners of the Corporation.

The meeting will be held in The Grand Ballroom at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on Wednesday, February 2, 2000, at 10 a.m. At the meeting there will be a current report on the activities of the Corporation followed by discussion and action on the matters described in the Proxy Statement. Shareowners will have an opportunity to comment on or to inquire about the affairs of the Corporation that may be of interest to shareowners generally.

If you plan to attend the meeting, please request an admittance card in one of the ways described in the box on the last page of the proxy statement.

We sincerely hope that as many shareowners as can conveniently attend will do so.

Sincerely yours,

/s/ Don H. Davis, Jr.

Don H. Davis, Jr.

Chairman of the Board and Chief Executive Officer

Rockwell International Corporation

777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Notice of 2000 Annual Meeting of Shareowners

To the Shareowners of
ROCKWELL INTERNATIONAL CORPORATION:

      Notice Is Hereby Given that the 2000 Annual Meeting of Shareowners of Rockwell International Corporation will be held in The Grand Ballroom at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on Wednesday, February 2, 2000, at 10 a.m. (Central Standard Time) for the following purposes:

(a)	to elect one member of the Board of Directors of the Corporation with a term expiring at the Annual Meeting in 2003;

(b)	to consider and vote on a proposal to approve the selection by the Board of Directors of the firm of Deloitte & Touche LLP as auditors of the Corporation;

(c)	to consider and vote on a proposal to approve the Corporation’s 2000 Long-Term Incentives Plan; and

(d)	to transact such other business as may properly come before the meeting.

      Only shareowners of record at the close of business on December 10, 1999, will be entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors.

/s/ William J. Calise, Jr.

William J. Calise, Jr.
Secretary

December 29, 1999

Note: The Board of Directors solicits votes by the execution and prompt return of the accompanying proxy in the enclosed return envelope or by use of the
Corporation’s telephone or internet voting procedures.

Proxy Statement

        The 2000 Annual Meeting of Shareowners of Rockwell International Corporation will be held on February 2, 2000, for the purposes set forth in the accompanying Notice of 2000 Annual Meeting of Shareowners. This statement and the accompanying proxy, which are first being sent to shareowners on or about December 29, 1999, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at such meeting and at any adjournment thereof. If a shareowner duly executes and returns a proxy in the accompanying form or uses the Corporation’s telephone or internet voting procedures to authorize the named proxies to vote the shareowner’s shares, those shares will be voted as specified, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. The proxy and any votes cast using the Corporation’s telephone or internet voting procedures may be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Corporation, by executing a later dated proxy, by casting a later vote using the telephone or internet voting procedures or by attending the meeting and voting in person.

      The Corporation, which was incorporated in 1996, is the successor to the former Rockwell International Corporation, which was incorporated in 1928, as the result of a tax-free reorganization completed December 6, 1996. References in this Proxy Statement to the Corporation, Board of Directors and executive officers of the Corporation with respect to periods on or prior to December 6, 1996 shall mean, unless otherwise stated, the predecessor corporation and its Board of Directors and executive officers.

      It is the Corporation’s policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The judges of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

      For shareowners participating in the ChaseMellon Investor Services Program for Rockwell shareowners, the administering bank will vote the shares that it holds for the participant’s account only in accordance with the proxy returned by the participant to the Corporation, or in accordance with instructions given pursuant to the Corporation’s telephone or internet voting procedures or in accordance with other written instructions.

VOTING SECURITIES

      On December 10, 1999, the Corporation had outstanding 189,949,034 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held. The following table shows, as of December 10, 1999 except as otherwise indicated, information with respect to the persons known to the Corporation, based on statements filed with the Securities and Exchange Commission (the “Commission”) pursuant to Section 13(d) or 13(g) of the Securities Exchange Act or otherwise furnished to the Corporation, to be the beneficial owner of more than 5% of any class of the Corporation’s outstanding voting securities.

			Percent
Title of Class	Name and Address of Beneficial Owner	Shares(1)	of Class(2)

Common Stock	Wells Fargo Bank, N.A., as Trustee(3) 707 Wilshire Boulevard Los Angeles, CA 90017	32,288,813 (3)	17.0%
Common Stock	Oppenheimer Capital(4) Oppenheimer Tower, World Financial Center New York, NY 10281	12,834,519 (4)	6.8%

(1)	Each person has shared voting and investment power with respect to the shares listed unless otherwise indicated.

(2)	The percentages of class owned have been computed in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(3)	Shares are held as trustee under the Corporation’s savings plans for participating employees and former employees of the Corporation or its predecessor. The trustee will vote the shares held on account of participants in accordance with written instructions from the participants, or instructions from the participants given pursuant to the Corporation’s telephone or internet voting procedures, and where no instructions are received, as the trustee deems proper. The trustee has no investment power with respect to the shares held on account of participants unless a tender offer is made for the shares and the participant provides no instructions to the trustee.

(4)	This information is based solely on a Schedule 13G dated February 9, 1999 filed with the Commission by Oppenheimer Capital (“Oppenheimer”), a registered investment adviser under Section 203 of the Investment Advisers Act of 1940, on behalf of itself and/ or certain investment advisory clients or discretionary accounts relating to their collective beneficial ownership of shares. Oppenheimer has the sole power to dispose of the shares and to vote the shares under written guidelines established by its Management Board. No one of Oppenheimer’s clients owns more than 5% of the Corporation’s Common Stock.

ELECTION OF DIRECTOR

      The Corporation’s Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits but that no decrease in the number of directors shall shorten the term of any director.

      There are three directors whose terms expire at the 2000 Annual Meeting, including James Clayburn LaForce, Jr. and William S. Sneath, who will retire as directors at that time. Accordingly, the Board of Directors has decreased the number of directors of the Corporation to nine, effective immediately prior to the Annual Meeting, four of whom will be directors in each of the classes with terms extending to the 2001 and 2002 Annual Meetings, respectively, and one of whom will be a director in the class with term extending to the 2003 Annual Meeting, and until their successors are elected and qualify.

      It is intended that proxies in the accompanying form properly executed and returned to the Corporation’s proxy tabulator or shares properly authorized to be voted in accordance with the Corporation’s telephone or internet voting procedures will be voted at the meeting, unless authority to do so is withheld, for the election as a director of the one nominee specified in Nominee for Director with Term Expiring in 2003 below. As noted in that section, Mr. Nichols now serves as a director with a term extending to the 2000 Annual Meeting and until his successor is elected and qualifies. If for any reason the nominee is not a candidate (which is not expected) when the election occurs, it is expected that proxies in the accompanying form will be voted at the meeting for the election of a substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors.

INFORMATION AS TO NOMINEE FOR DIRECTOR AND CONTINUING DIRECTORS

      There is shown below for the nominee for director and each continuing director, as reported to the Corporation, the name, age and principal occupation; the position, if any, with the Corporation; the period of service as a director of the Corporation (or a predecessor corporation); other directorships held; and the committees of the Board of Directors on which the nominee or continuing director serves.

NOMINEE FOR DIRECTOR WITH TERM EXPIRING IN 2003

[NICHOLS PHOTO]

John D. Nichols	Director Since 1988	Age 69

Retired Chairman of the Board and Chief Executive Officer, Illinois Tool Works Inc. (Engineered Components and Industrial Systems and Consumables). Mr. Nichols is a member of the Executive and Compensation and Management Development Committees of the Board. He joined Illinois Tool Works in 1980 as Executive Vice President and was named President, Chief Operating Officer and a director in 1981 and Chairman in 1986. He served as Chief Executive Officer from 1982 through August 1995. From 1969 through 1979, he was Executive Vice President and Chief Operating Officer of Aerojet-General Corporation. He is a director of Household International and Philip Morris Companies Inc. He serves as Chairman of the Art Institute of Chicago and an Overseer of Harvard University.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2001

[ARGYROS PHOTO]

George L. Argyros	Director Since 1997	Age 62

Chairman and Chief Executive Officer, Arnel & Affiliates (Diversified Investment Company). Mr. Argyros is a member of the Audit and Technology, Environmental and Social Responsibility Committees of the Board. Mr. Argyros has been Chairman and Chief Executive Officer of Arnel & Affiliates since 1968. Currently he is also a General Partner and the principal financial partner of Westar Capital, a private investment company. Mr. Argyros was a co-owner of AirCal from 1981 to 1987 and owner of the Seattle Mariners Baseball Team from 1981 to 1989. From 1990 to 1993, he served on the Board of the Federal Home Loan Mortgage Corporation. Mr. Argyros is a board member of First American Financial Corporation, DST Systems, Inc. and The Newhall Land and Farming Company. He also serves as a board member of a number of civic and community organizations.

[DAVIS PHOTO]

Don H. Davis, Jr.	Director Since 1995	Age 60

Chairman of the Board and Chief Executive Officer. Mr. Davis is a member of the Executive Committee of the Board. He has been Chairman of the Board since February 1998 and Chief Executive Officer since October 1997. He was President from July 1995 to October 1997. He was named Senior Vice President— Automation of the Corporation in June 1993 and an Executive Vice President and Chief Operating Officer in January 1994. Mr. Davis is a director of Ingram Micro, Inc. and Sybron International Corporation. He is a member of The Business Council, The Business Roundtable, former Chairman of the Board of Governors of the National Electrical Manufacturers Association and also a director, trustee or member of a number of other business, educational and civic organizations.

[GRAY PHOTO]

William H. Gray, III	Director Since 1994	Age 58

President and Chief Executive Officer, The College Fund/UNCF (Educational Assistance). Mr. Gray is a member of the Board Composition and Technology, Environmental and Social Responsibility Committees of the Board. He has been President of The College Fund/UNCF since September 1991 and senior minister, Bright Hope Baptist Church in Philadelphia since 1972. He served in Congress from 1979 to 1991, as House Majority Whip, Chair of the Democratic Caucus and the House Budget Committee and on the House Appropriations Committee. In addition, he has taught at St. Peter’s College and Temple University. Mr. Gray is a director of CBS Corporation, Chase Manhattan Corporation, Electronic Data Systems Corporation, MBIA, Inc., Prudential Insurance Company of America, Union Pacific Corporation and Warner-Lambert Company.

[McCORMICK PHOTO]

William T. McCormick, Jr.	Director Since 1989	Age 55

Chairman of the Board and Chief Executive Officer, CMS Energy Corporation (Diversified Energy Company). Mr. McCormick is Chairman of the Board Composition Committee and a member of the Compensation and Management Development and Technology, Environmental and Social Responsibility Committees of the Board. He has been Chairman of the Board and Chief Executive Officer of CMS Energy Corporation since November 1985. Before joining CMS, he had been Chairman and Chief Executive Officer of American Natural Resources Company and Executive Vice President and a director of its parent corporation, The Coastal Corporation. Mr. McCormick is a director of Bank One Corporation and Schlumberger Ltd. Among his other activities, he serves as a director of the Edison Electric Institute and the National Petroleum Council.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2002

[BEALL PHOTO]

Donald R. Beall	Director Since 1978	Age 61

Retired Chairman of the Board and Chief Executive Officer. Mr. Beall is Chairman of the Executive Committee of the Board and a member of the Technology, Environmental and Social Responsibility Committee of the Board. He retired as Chairman of the Board in February 1998 after serving as Chief Executive Officer from February 1988 to September 1997 and as President and Chief Operating Officer from 1979 to 1988. He is a director of Conexant Systems, Inc., Meritor Automotive, Inc., The Procter & Gamble Company and The Times Mirror Company. He is a trustee of the California Institute of Technology, a member of the Foundation Board of Trustees at the University of California-Irvine and an Overseer of the Hoover Institution. He is also a member of The Business Council and numerous professional, civic and entrepreneurial organizations.

[ROCKWELL PHOTO]

Bruce M. Rockwell	Director Since 1969	Age 60

Vice Chairman, First of Michigan Division of Fahnestock & Co., Inc., member New York Stock Exchange (Investment Banking). Mr. Rockwell is Chairman of the Technology, Environmental and Social Responsibility Committee and a member of the Compensation and Management Development Committee of the Board. He joined First of Michigan Corporation in 1961 and in 1965 was appointed Assistant Vice President and manager of the bond underwriting department. Mr. Rockwell was elected Vice President in 1967, Senior Vice President in 1983, assuming his present position in March 1998 prior to the acquisition of First of Michigan by Fahnestock & Co. He is past chairman of the Municipal Advisory Council of Michigan and past President of the Bond Club of Detroit. He also serves as a board member of a number of civic and community organizations.

[SHAPIRO PHOTO]

Robert B. Shapiro	Director Since 1999	Age 61

Chairman and Chief Executive Officer, Monsanto Company (Agricultural Products, Pharmaceuticals and Food Ingredients). Mr. Shapiro is a member of the Audit and Board Composition Committees of the Board. He has been Chairman and Chief Executive Officer of Monsanto Company since 1995. He previously served as President and Chief Operating Officer from 1993 to 1995; and as Executive Vice President and President of the Agricultural Group of Monsanto Company from 1990 to 1993. Mr. Shapiro is a member of the Board of Directors of Citigroup Inc., Silicon Graphics, Inc., and Northwestern Memorial Hospital. He also is a Trustee of Washington University and a member of The Business Council and The Business Roundtable.

[TOOT PHOTO]

Joseph F. Toot, Jr.	Director Since 1977	Age 64

Chairman of the Executive Committee— Board of Directors, The Timken Company (Tapered Roller Bearings and Specialty Steel). Mr. Toot is Chairman of the Audit Committee and a member of the Compensation and Management Development Committee of the Board. He joined The Timken Company in 1962 and served in various senior executive positions until his election as Vice President-International Operations in 1967. Mr. Toot became a director of Timken in 1968, was elected Executive Vice President in 1973, President in 1979 and Chief Executive Officer in 1992. He retired as President and Chief Executive Officer in December 1997. Mr. Toot has also served as a director, officer, trustee or member of various community, charitable and philanthropic organizations.

BOARD OF DIRECTORS AND COMMITTEES

      The business of the Corporation is managed by or under the direction of the Board of Directors. The Board has established several committees whose principal functions are briefly described below. In the 1999 fiscal year, the Board held seven meetings. Average attendance by incumbent directors at Board and Committee meetings was 95%, and all of the directors attended 85% or more of the meetings of the Board and the Committees on which they served except Mr. McCormick. Mr. McCormick, whose attendance at Board and Committee meetings has been exemplary over his ten years of Board service, encountered several unanticipated schedule conflicts during fiscal 1999 and was able to attend only 69% of the meetings of the Board and Committees on which he served.

      The Audit Committee is composed of five non-employee directors. Among its functions, it reviews the scope and effectiveness of audits of the Corporation by the independent public accountants and by the Corporation’s internal auditors; selects and recommends to the Board of Directors the employment of independent public accountants for the Corporation, subject to approval of the shareowners; reviews the audit plans of the independent public accountants and the Corporation’s internal auditors; reviews and approves the fees charged by the independent public accountants; reviews the Corporation’s annual financial statements before their release; reviews the adequacy of the Corporation’s system of internal controls and recommendations of the independent public accountants with respect thereto; reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and monitors compliance by the employees of the Corporation with the Corporation’s standards of business conduct policies. The Committee met four times during the 1999 fiscal year.

      The principal functions of the Board Composition Committee are to consider and recommend to the Board qualified candidates for election as directors of the Corporation and periodically to prepare and submit to the Board for adoption the Committee’s selection criteria for director nominees. The Committee also periodically assesses the performance of the Board of Directors as a whole and of the individual directors and reports thereon to the Board. The Committee, which is composed of three non-employee directors, met once during the 1999 fiscal year. Shareowners wishing to recommend candidates for consideration by the Committee can do so by writing to the Secretary of the Corporation at its World Headquarters in Milwaukee, Wisconsin, giving the candidate’s name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

      The five members of the Compensation and Management Development Committee are non-employee directors and are ineligible to participate in any of the plans or programs which are administered by the Committee except the Directors Stock Plan. The principal functions of the Compensation and Management Development Committee are to evaluate the performance of the Corporation’s senior executives and plans for management succession and development, to consider the design and competitiveness of the Corporation’s compensation plans, to review and approve senior executive compensation and to administer the Corporation’s incentive, deferred compensation, stock option and long-term incentives plans including the Annual Incentive Compensation Plan for Senior Executive Officers, pursuant to the terms of the respective plans. The Committee met five times during the 1999 fiscal year.

      The Technology, Environmental and Social Responsibility Committee, which was formed following the 1999 Annual Meeting by combining the Science and Technology and Environmental and Social Responsibility Committees, is composed of five non-employee directors. The Committee reviews and assesses the Corporation’s technological activities as well as its policies and practices in the following areas: employee relations, with emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee met twice during the 1999 fiscal year and the Science and Technology Committee met once.

      The Executive Committee, which is composed of the Chairman of the Board and three non-employee directors of the Corporation, has and is empowered to exercise, when the Board of Directors is not in session, all the powers of the Board except certain reserved powers. The powers reserved to the full Board of Directors include (1) fixing the number of directors, (2) filling vacancies in the Board, (3) amending the

By-Laws or Certificate of Incorporation, (4) declaring dividends, (5) forming committees of the Board, (6) adopting a merger agreement or (7) recommending to shareowners a sale of all or substantially all the Corporation’s assets or its dissolution. The Committee did not meet during fiscal 1999 but acted on one occasion by unanimous written consent in lieu of a meeting.

      During the 1999 fiscal year, non-employee directors of the Corporation received an annual retainer of $33,000 for Board service, together with a retainer for service on each Board committee at the annual rate of $4,000 ($5,000 for Chairmen) for service on the Audit and Compensation and Management Development Committees and $2,000 ($3,000 for Chairmen) for service on each other Board committee. Each non-employee director also received a grant of 400 shares of Common Stock immediately after the 1999 Annual Meeting of Shareowners. At the same date, each non-employee director (other than Messrs. La Force and Sneath, who are ineligible for option grants) received a grant of options under the Directors Stock Plan to purchase 1,000 shares of Common Stock. In accordance with the Directors Stock Plan, the options granted to each director to whom an option grant was made were exercisable at $46.0625 per share, the closing market price on the date of grant, and become exercisable in three substantially equal installments on the first, second and third anniversaries of the grant date. The average of retainer fees (including the annual stock grants) paid or deferred to non-employee directors for the 1999 fiscal year was $66,088 (determined by valuing the February 1999 stock grant at $46.0625 per share, the closing price on the date the shares were issued). In addition, the stock options granted under the Directors Stock Plan to each director to whom a grant was made had a grant date value of $13.75 per option share, based on the number of option shares granted and the Black-Scholes option pricing methodology using the following assumptions and inputs: options exercised after 7 1/2 years, expected stock price volatility and dividend yield of 0.25 and 1.93% and an interest rate of 4.77%, which was the zero coupon 7 1/2 year Treasury bond rate at the date of grant.

      Effective October 1, 1999, the annual retainer for Board service was increased to $60,000, of which $33,000 is payable in cash and $27,000 is payable by delivery of restricted shares of Common Stock on the first day of each fiscal year. No changes were made in the retainers for service on Board committees.

      Under the terms of the directors’ deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. In addition, under the Directors Stock Plan, each director has the opportunity each year to defer all the annual grant of shares and all or any portion of the cash retainers by electing to receive restricted shares valued at the closing price on the New York Stock Exchange— Composite Transactions on the date of the annual grant and the date each retainer payment would otherwise be made in cash.

      Under the directors’ retirement policy in effect prior to December 1995 and continued only for then retired directors and then current directors who were at least age 67 (including Messrs. La Force and Sneath) and thus not eligible to receive stock option grants under the Directors Stock Plan, the Corporation enters into consulting agreements with retired directors who had at least five years of Board service and had not been employees of the Corporation during the ten years prior to retirement. The consulting agreements provide an annual fee equal to the Board retainer fee paid in cash (presently $33,000 per year) and continue for the lesser of ten years (or if less, the number of years of Board service of a director who retires before age 72) or life.

      The Corporation has entered into an agreement with Mr. Beall providing for his continued availability as an advisor to the Corporation’s management following his retirement through September 30, 2000 (subject to extension) with compensation at an annual rate of $600,000 until September 30, 1999 and $300,000 through September 30, 2000. In addition, Mr. Beall will continue to be covered under certain medical benefit plans, to have the use of an automobile or an automobile allowance and, subject to availability, the use of the Corporation’s aircraft for business travel. He also will be reimbursed for memberships in certain clubs and will have the use of office facilities and secretarial assistance.

      The Corporation and its subsidiaries during the 1999 fiscal year had sales of approximately $830,000 in the normal course of business to Monsanto Company, of which Mr. Shapiro is Chairman and Chief Executive Officer. Based on the Corporation’s knowledge of prevailing market conditions and prices for the goods and services involved, the Corporation believes that such transactions were on terms as favorable to the

Corporation as those which might have been obtained from entities with which a director of the Corporation was not associated.

OWNERSHIP BY MANAGEMENT OF EQUITY SECURITIES

      The following table shows the beneficial ownership, reported to the Corporation as of December 1, 1999, of the Corporation’s Common Stock, including shares as to which a right to acquire ownership within 60 days exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act, of each director, each nominee for director, each executive officer listed in the table on page 10 and, as a group, of such persons and other executive officers.

	Beneficial Ownership on
	December 1, 1999

			Percent of
Name	Shares(1)		Class(2)

George L. Argyros	14,117	(3,5)	—

Donald R. Beall	1,559,247	(3,4,5,6)	0.9%

Don H. Davis, Jr.	890,111	(4,5,7)	0.5%

William H. Gray, III	5,664	(3,5)	—

James Clayburn La Force, Jr.	3,277	(3,8)	—

William T. McCormick, Jr.	11,221	(3,5)	—

John D. Nichols	18,966	(3,5)	—

Bruce M. Rockwell	40,533	(3,5)	—

Robert B. Shapiro	2,916	(3,5)	—

William S. Sneath	5,177	(3)	—

Joseph F. Toot, Jr.	20,082	(3,5)	—

W. Michael Barnes	622,104	(3,4,5)	0.3%

William J. Calise, Jr.	264,562	(3,4,5)	0.1%

Clayton M. Jones	93,536	(4,5)	—

Keith D. Nosbusch	36,078	(4,5)	—

All of the above and other executive officers as a group (27 persons)	3,961,502	(4,5,8)	2.2%

(1)	Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2)	The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 0.1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(3)	Includes 2,914, 1,331, 1,644, 1,777, 1,716, 4,236, 516, 916, 177 and 1,716 shares granted as restricted stock under the Directors Stock Plan or otherwise as compensation for services as directors for Messrs. Argyros, Beall, Gray, La Force, McCormick, Nichols, Rockwell, Shapiro, Sneath and Toot, respectively, and 9,000 shares granted as restricted stock under the 1995 Long-Term Incentives Plan to each of Messrs. Barnes and Calise.

(4)	Includes shares held under the Corporation’s savings plan as of November 30, 1999. Does not include 11,450, 9,774, 3,302, 1,517, 918, 288 and 31,050 share equivalents for Messrs. Beall, Davis, Barnes, Calise, Jones, Nosbusch and the group, respectively, held under the Corporation’s supplemental savings plan as of November 30, 1999.

(5)	Includes shares which may be acquired upon the exercise of outstanding stock options within 60 days as follows: 903, 1,078,068, 811,812, 2,305, 2,305, 12,026, 2,305, 7,166, 540,016, 243,381, 76,613, 26,951 and 3,387,776 for Messrs. Argyros, Beall, Davis, Gray, McCormick, Nichols, Rockwell, Toot, Barnes, Calise, Jones, Nosbusch and the group, respectively. Does not include 288,209, 55,540 and 30,000 shares which may be acquired on exercise of outstanding options granted to Messrs. Beall, Davis and Barnes, respectively, that have been assigned to or for the benefit of family members and are not attributable to them pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

(6)	Includes shares, as to which beneficial ownership is disclaimed, as follows: 20,154 shares held for the benefit of family members and 10,000 shares owned by The Beall Family Foundation, of which Mr. Beall is President and a director.

(7)	Includes 14,166 shares granted as restricted stock in partial payment of a bonus for fiscal year 1995 and a long-term incentive payment earned for a three-year performance period ended September 30, 1995 and 7,792 and 17,500 shares granted as restricted stock in partial payments of bonuses for fiscal years 1997 and 1999, respectively.

(8)	Includes shares held jointly, or in other capacities, as to which in some cases beneficial ownership is disclaimed.

EXECUTIVE COMPENSATION

      There is shown below information concerning the annual and long-term compensation for services in all capacities to the Corporation for the fiscal years ended September 30, 1999, 1998 and 1997, of those persons who were (i) the chief executive officer at any time during fiscal 1999, (ii) the other four most highly compensated executive officers of the Corporation at September 30, 1999 and (iii) any other persons who were executive officers at any time during fiscal 1999 and would have been included under clause (ii) if they had remained executive officers at September 30, 1999 (the Named Officers):

Summary Compensation Table

	Annual Compensation					Long-Term Compensation

						Awards		Payouts

						Restricted
					Other	Stock	Stock	Long-Term
					Annual	Awards	Options	Incentive
Name and Principal Position	Year	Salary	Bonus(2)		Compensation	(Shares)	(Shares)(3)	Payouts(4)

Don H. Davis, Jr.	1999	$775,000	$1,750,000	(6)	$25,847	—	396,461	$–0–
Chairman of the	1998	775,000	–0–		21,502	—	200,000	–0–
Board & Chief	1997	641,667	875,000	(6)	26,005	—	131,205	–0–
Executive Officer(5)

W. Michael Barnes	1999	462,500	550,000		46,498	5,000	138,760	–0–
Senior Vice President,	1998	440,000	–0–		25,369	—	70,000	–0–
Finance & Planning	1997	417,500	525,000		62,293 (7)	4,000	79,864	–0–
& Chief Financial Officer

William J. Calise, Jr.	1999	385,000	400,000		42,467	5,000	99,114	–0–
Senior Vice President,	1998	364,167	–0–		46,296	—	50,000	–0–
General Counsel and Secretary	1997	345,417	360,000		23,525	4,000	51,341	–0–

Clayton M. Jones	1999	292,500	375,000		43,324	—	72,083	1,202,787
Senior Vice President	1998	248,750	180,000		14,456	—	–0–	347,902
and President, Rockwell Collins(8)	1997	224,083	200,000		11,578	—	–0–	–0–

Keith D. Nosbusch	1999	290,722	275,000		25,274	—	67,218	–0–
Senior Vice President	1998	210,808	100,000		8,946	—	–0–	206,981
and President,	1997	199,467	133,563		6,222	—	–0–	288,954
Rockwell Automation Control Systems(9)

[Additional columns below]

[Continued from above table, first column(s) repeated]

All Other
Compensation(1)

Name and Principal Position

Don H. Davis, Jr.	$398,210
Chairman of the	–0–
Board & Chief	64,709
Executive Officer(5)

W. Michael Barnes	154,150
Senior Vice President,	–0–
Finance & Planning	78,243
& Chief Financial Officer

William J. Calise, Jr.	65,224
Senior Vice President,	13,623
General Counsel and Secretary	29,686

Clayton M. Jones	55,089
Senior Vice President	8,091
and President, Rockwell Collins(8)	15,021

Keith D. Nosbusch	24,451
Senior Vice President	5,581
and President,	3,149
Rockwell Automation Control Systems(9)

(1)	Amounts contributed or accrued for fiscal year 1999 for the Named Officers, and for fiscal years 1998 and 1997 for the Named Officers other than Mr. Nosbusch, under the Corporation’s Savings Plan and the related supplemental savings plan; and amounts contributed or accrued for Mr. Nosbusch under Allen-Bradley’s Employee Savings Plan for Salaried Employees and the related supplemental savings plan for fiscal years 1998 and 1997 and part of 1999. For fiscal year 1999, the amounts are principally attributable to accruals under the supplemental plans in respect of investment gains.

(2)	Amounts awarded, even if deferred, under the Annual Incentive Compensation Plan for Senior Executive Officers for Messrs. Davis, Barnes, Calise, Jones and Nosbusch for fiscal 1999 and for Messrs. Davis and Barnes for fiscal 1997; out of general corporate funds for Messrs. Jones and Nosbusch for fiscal 1998; and under the Incentive Compensation Plan for Messrs. Calise and Jones, and the Automation Management Incentive Plan for Mr. Nosbusch, for fiscal 1997.

(3)	Shares reflect anti-dilution adjustments made September 30, 1997 and December 31, 1998 to preserve the intrinsic value of options for shares of Common Stock of the Corporation following the pro-rata distributions of shares of Meritor Automotive, Inc., and Conexant Systems, Inc., respectively. Does not include options for shares of Conexant Systems, Inc. issued in connection with anti-dilution adjustments made December 31, 1998 to options for the Corporation’s Common Stock granted prior to September 1, 1998.

(4)	Cash and market value of Common Stock paid in respect of performance units granted under business unit long-term incentive plans for the three-year performance periods ended September 30, 1999 and 1998 for Mr. Jones and September 30, 1998 and 1997 for Mr. Nosbusch.

(5)	President & Chief Executive Officer from October 1997 to February 1998; and President & Chief Operating Officer before October 1997.

(6)	Mr. Davis’s bonuses for 1997 and 1999 were paid in part by delivery of 7,792 and 17,500 shares, respectively, of restricted Common Stock, valued at the closing price on the New York Stock Exchange— Composite Transactions on December 3, 1997 and December 1, 1999, the respective dates of the bonus awards and payments ($48.125 and $50.00, respectively).

(7)	Includes amounts paid in connection with the relocation of Mr. Barnes’s residence as a result of the relocation of the Corporation’s World Headquarters from Seal Beach to Costa Mesa, California, consisting of $18,877 in respect of a portion of the loss on the sale of his residence and $17,217 in respect of taxes incurred on that payment under the Corporation’s relocation policy. These were paid in addition to amounts payable under the Corporation’s relocation policy applicable to all eligible salaried employees in connection with the relocation of the Corporation’s World Headquarters.

(8)	Executive Vice President, Rockwell Collins from November 1996 through December 1998; Vice President & General Manager, Rockwell’s Collins Air Transport business before November 1996.

(9)	Senior Vice President — Automation Control and Information Group of Rockwell Automation before November 1998.

OPTION GRANTS

      Shown below is further information on grants to the Named Officers of stock options pursuant to the 1995 Long-Term Incentives Plan during the fiscal year ended September 30, 1999, which are reflected in the Summary Compensation Table on page 10. No stock appreciation rights were granted during fiscal 1999.

						Grant Date
Individual Grants						Value

	Number of
	Securities		Percentage of
	Underlying		Total Options
	Options		Granted to	Exercise or
	Granted		Employees in	Base Price	Expiration	Grant Date
Name	(Shares)(1)		Fiscal 1999	(Per Share)	Date	Present Value(2)

Don H. Davis, Jr.	264,307	(3)	7.53%	$27.313	10/5/08	$2,095,955
	132,154	(4)	3.76%	27.313	10/5/08	1,047,981

W. Michael Barnes	92,507	(3)	2.64%	27.313	10/5/08	733,581
	46,253	(4)	1.32%	27.313	10/5/08	366,786

William J. Calise, Jr.	66,076	(3)	1.88%	27.313	10/5/08	523,983
	33,038	(4)	0.94%	27.313	10/5/08	261,991

Clayton M. Jones	48,055	(3)	1.37%	27.313	10/5/08	381,076
	24,028	(4)	0.68%	27.313	10/5/08	190,542

Keith D. Nosbusch	20,784	(3)	0.59%	27.313	10/5/08	164,817
	10,392	(4)	0.30%	27.313	10/5/08	82,409
	24,028	(3)	0.68%	36.157	11/4/08	258,061
	12,014	(4)	0.34%	36.157	11/4/08	129,030

(1)	Shares reflect anti-dilution adjustment made December 31, 1998 to preserve the intrinsic value of options following the pro rata distribution of shares of Conexant Systems, Inc.

(2)	These values are based on the Black-Scholes option pricing model which produces per option share values of $7.93 and $10.74 for the October 5 and November 4, 1998 grants, respectively, using the following assumptions and inputs: options exercised after 7 1/2 years, expected stock price volatility and dividend yields of 0.25 and 1.93% for both the October 5 and November 4, 1998 grants and interest rates of 4.44% and 4.71%, respectively, for the October 5 and November 4, 1998 grants, which were the zero coupon 7 1/2-year Treasury bond rates at the respective dates of grant. The actual value, if any, the executive officer may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised.

(3)	Granted on October 5, 1998 (November 4, 1998 for the third grant listed for Mr. Nosbusch) and exercisable in three substantially equal installments beginning October 5, 1999 (November 4, 1999 for the third grant listed for Mr. Nosbusch).

(4)	Granted on October 5, 1998 (November 4, 1998 for the fourth grant listed for Mr. Nosbusch) and exercisable when the closing market price was at least 150% of the grant date closing market price on 20 consecutive trading days (which was achieved February 12 and June 2, 1999, respectively).

      The Black-Scholes option pricing methodology, on which the present value of the stock options granted to the Named Officers is based, attempts to portray the value of an option at the date of grant. While the options have no value if the stock price does not increase, were the $7.93 and $10.74 present values of the possible future gains on the options granted October 5 and November 4, 1998, respectively, used to derive a future stock price at the end of the 7 1/2-year period when it is assumed the options would be exercised, the shareowners of the approximately 191 million shares outstanding on the grant date of those options (assuming that number of shares remains outstanding) would realize aggregate appreciation of $2,132 million compared to aggregate appreciation on the options of $9 million for the Named Officers (assuming that they held their options or the shares acquired on exercise thereof for the whole 7 1/2-year periods).

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

      Shown below is information with respect to (i) exercises by the Named Officers during fiscal 1999 of options to purchase the Corporation’s Common Stock granted under the 1995 Long-Term Incentives Plan or the 1988 Long-Term Incentives Plan and (ii) the unexercised options to purchase the Corporation’s Common Stock granted to the Named Officers in fiscal 1999 and prior years under either of those plans and held by them at September 30, 1999.

			Number of Unexercised				Value of Unexercised
			Options Held At				In-the-Money Options Held At
	Shares		September 30, 1999(1)				September 30, 1999(1)(2)
	Acquired	Value
Name	on Exercise(1)	Realized(1)	Exercisable		Unexercisable		Exercisable		Unexercisable

Don H. Davis, Jr.	75,532 (3)	$2,961,782 (3)	613,306	(4)	441,337		$13,014,084	(4)	$8,649,574

W. Michael Barnes	—	—	467,890	(4)	157,130	(5)	11,277,610	(4)	2,802,711	(5)

William J. Calise, Jr.	—	—	187,574		116,523		3,629,409		2,078,935

Clayton M. Jones	4,377	130,247	60,594		48,055		1,727,799		1,210,356

Keith D. Nosbusch	10,392	341,128	12,014		44,812		196,340		916,164

(1)	Does not include options or shares acquired on exercise of options for shares of Conexant Systems, Inc. issued in connection with anti-dilution adjustments made December 31, 1998 to options for the Corporation’s Common Stock granted prior to September 1, 1998, upon the pro-rata distribution of shares of Conexant Systems, Inc.

(2)	Based on the closing price on the New York Stock Exchange— Composite Transactions of the Corporation’s Common Stock on September 30, 1999 ($52.50).

(3)	Excludes 11,000 shares with a value of $384,759 acquired on exercise of options that Mr. Davis had assigned to family members and that are not attributable to him pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

(4)	Excludes 55,540 exercisable options with a value of $1,088,221 and 21,333 exercisable options with a value of $373,221 granted to Messrs. Davis and Barnes, respectively, that have been assigned to or for the benefit of family members and are not attributable to them pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

(5)	Excludes 8,667 unexercisable options with a value of $107,824 granted to Mr. Barnes that he has assigned to a family member and that are not attributable to him pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation and Management Development Committee of the Board of Directors, which consists entirely of non-employee directors, has furnished the following report on executive compensation:

Compensation Philosophy

      Under the Committee’s supervision, the Corporation has developed and implemented compensation policies, plans and programs intended to “pay for performance.” The Committee sets base salaries generally somewhat below the median of other major U.S. industrial companies, and provides opportunity for above-median compensation through the Corporation’s annual and long-term incentive plans which depend heavily on corporate, business unit and individual performance. The Committee considers the total compensation (earned or potentially available) of each of the Named Officers and the other senior executives in establishing each element of compensation. In its review the Committee considers the following: (1) industry, peer group and national surveys of other major U.S. industrial companies; (2) reports of the independent compensation consultants who advise the Committee on the Corporation’s compensation programs in comparison with those of other companies which the consultants believe compete with the Corporation for executive talent; and (3) performance judgments as to the past and expected future contributions of the individual senior executives.

Employee Stock Ownership

      The Committee believes the focus on “pay for performance” is sharpened by aligning closely the financial interests of the Corporation’s key executives with those of the shareowners. Accordingly, it has set the following minimum Ownership Guidelines (multiple of base salary):

Common Stock
Market Value

• Chief Executive Officer	5
• Major Business Unit Heads and Senior Vice Presidents	3
• Other Business Unit Heads and other senior executives	1.5

      Only shares owned directly (including restricted shares) or through the Corporation’s savings plans, but not shares subject to unexercised stock options, are considered for determining whether an executive meets the Guidelines. At September 30, 1999, the 28 executives subject to the Guidelines owned an aggregate of 311,751 shares (including share equivalents under the Corporation’s supplemental savings plans) of the Corporation’s Common Stock, with an aggregate market value of $16.4 million. The ownership by 29% of the executives meets the Guidelines. All of the executives who do not meet the Guidelines had received a significant promotion or had been hired within the past eight years and thus were within the transition period for meeting the Guidelines.

Components of Compensation

      •  Base Salary— The Committee reviewed and approved the Chief Executive Officer’s base salary (which was not adjusted in fiscal 1999) and an annual salary plan for the Corporation’s other senior executives near the beginning of the 1999 fiscal year.

      •  Annual Incentives— In the early part of each fiscal year, the Committee reviews with the Chief Executive Officer the Corporate Goals and Objectives. These include measurable financial return and shareowner value creation objectives as well as long-term leadership goals that in part require more subjective assessments. After the end of the year, the Committee evaluates the Corporation’s performance and considers the results together with the contributions made by and the levels of responsibility of the individual executives in awarding annual incentive compensation. The incentive compensation for executives responsible for the management of business units is largely determined by the extent to which the respective business unit achieves goals established at the beginning of each year tailored to the particular business unit.

      The following table shows the Corporation’s performance against its principal 1999 financial goals:

Performance Measure(1)	Goal	Performance Achieved

Revenue growth	8%	4%

Operating margins (2)	15% – 17%	16%

Earnings per share growth (3)	10 – 12%	29%

Free cash flow (4)	>$400 million	$594 million

Return on equity (5)	>20%	24%

(1)	In view of the announced intention to spin off the Corporation’s semiconductor systems business, all performance measures for fiscal 1999 were set based upon continuing operations.

(2)	Calculated using segment operating earnings which exclude income taxes, interest expense, costs related to corporate offices, foreign currency translation gains and losses, nonrecurring special charges and purchased research and development charges.

(3)	Calculated using diluted earnings per share from continuing operations before special items of $3.01 in 1999 and $2.33 in 1998. Special items in 1998 included after tax special charges of $571 million and a cumulative effect of an accounting change of $17 million, after tax.

(4)	Free cash flow is an internal performance measure defined as cash provided by operating activities, including proceeds from dispositions of property, plant and equipment, and reduced by capital expenditures.

(5)	Calculated using income from continuing operations before accounting change divided by average shareowners equity, excluding the equity of the semiconductor systems business at September 30, 1998.

     •  Long-Term Incentives—The Corporation’s 1995 Long-Term Incentives Plan provides the flexibility to grant long-term incentives in a variety of forms, including performance units, stock options, stock appreciation rights and restricted stock. Annually, the Committee evaluates the type of long-term incentive it believes is most likely to achieve the Corporation’s total compensation objectives.

      From 1992 through 1998, long-term incentives for senior and middle-management corporate staff executives were provided through stock option grants, and long-term incentives for key executives in the Corporation’s businesses were provided through business unit performance plans, with the business unit presidents receiving their long-term incentive opportunities one-half through stock option grants and one-half through grants under the respective performance plan. The business unit performance plans were based on performance over a three-year performance period, the last of which covers the period from October 1, 1997 through September 30, 2000.

      Beginning with grants made for fiscal 1999, long-term incentives for all senior and middle-management executives have been provided solely through stock option grants, and those grants have been made near the beginning of the fiscal year. The Committee believes that stock option grants better meet the objectives of the long-term incentive plans, including particularly the alignment of management’s interests with those of the shareowners. To enhance that link, the Committee determined that one-third of the options granted in 1999 to the Named Officers and other senior executives would be in the form of performance vesting options whose exercisability depended on achieving a sustained 50% appreciation in share price.

      •  Compensation Deductibility—Under Internal Revenue Code Section 162(m), a publicly held company may not deduct in any taxable year compensation in excess of one million dollars paid in that year to its Named Officers unless the compensation is “performance based.” Grants of stock options and awards under the Annual Incentive Compensation Plan for Senior Executive Officers are considered “performance based” compensation. Since the Committee retains discretion with respect to base salaries, other annual incentive compensation awards and awards under the business unit long-term incentive plans, those elements would not qualify as “performance based” compensation for these purposes. During fiscal 1999, none of the Named Officers received compensation that is not deductible under this provision except Mr. Jones, a portion ($495,287) of whose award under the Rockwell Collins Long-Term Incentive Plan for the three-year period ended September 30, 1999 will not be deductible.

Compensation of the Chairman of the Board and Chief Executive Officer

      Effective October 1, 1999, the Committee increased Mr. Davis’s base salary, which had been in effect since October 1997, from $775,000 to $900,000. His total annual cash compensation continues to be substantially dependent on annual incentive compensation tied to the Committee’s assessment of his and the Corporation’s performance.

      In determining Mr. Davis’s annual incentive compensation for 1999, the Committee concluded that in 1999 the Corporation had performed exceptionally under his leadership, meeting or exceeding all but one of its financial goals in spite of softness in the market for capital goods. The Committee was cognizant of the leadership role Mr. Davis played in the spin-off of Conexant Systems, Inc. which, together with the performance of the continuing businesses, resulted in an increase of total shareowner value of more than $10 billion.

      In determining the number of options granted to Mr. Davis in October 1998 as future long-term incentives, the Committee took into account advice of an independent compensation consultant and levels of option grants based on data as to long-term compensation (e.g., options, restricted stock, performance plans) from a survey of other major United States industrial companies. His grant was at approximately the 50th percentile of the companies surveyed by F. W. Cook & Co. Inc. The Committee also considered information on Mr. Davis’s total compensation and historical information regarding his long-term compensation opportunities, as well as Mr. Davis’s past and expected future contributions to the Corporation’s achievement of its long-term performance goals.

      The Board in Executive Session (when Mr. Davis was not present), as provided in the Corporation’s Corporate Governance Guidelines, received and discussed the Committee’s evaluation of the Corporation’s and Mr. Davis’s performance in the 1999 fiscal year.

Compensation and Management Development Committee

William S. Sneath, Chairman

William T. McCormick, Jr.
John D. Nichols
Bruce M. Rockwell
Joseph F. Toot, Jr.

SHAREOWNER RETURN PERFORMANCE PRESENTATION

      Set forth below is a line graph comparing the cumulative total shareowner return on the Corporation’s Common Stock against the cumulative total return of the S&P Composite–500 Stock Index and the S&P Electrical Equipment Index for the period of five fiscal years which commenced October 1, 1994 and ended September 30, 1999, assuming in each case a fixed investment of $100 at the respective closing prices on September 30, 1994, reinvestment of all cash dividends and retention of all stock exchanges and distributions.

Comparison of Five-Year Cumulative Total Return

Rockwell Composite, S&P Composite–500 & S&P Electrical Equipment

	Rockwell Composite*	S&P 500 Index	S&P Electrical Equipment

1994	100.00	100.00	100.00
1995	141.62	129.74	129.18
1996	172.54	156.12	184.50
1997	211.28	219.27	267.80
1998	140.30	239.11	301.02
1999	320.33	305.59	450.89

The cumulative total returns on Rockwell Common Stock and each index as of each September 30, 1994-1999 plotted in the above graph are as follows:

	1994	1995	1996	1997		1998		1999

Rockwell Composite*	$100.00	$141.62	$172.54	$211.28		$140.30		$320.33

S&P Composite — 500	100.00	129.74	156.12	219.27		239.11		305.59

S&P Electrical Equipment	100.00	129.18	184.50	267.80		301.02		450.89

Closing market price at fiscal year end	34.25	47.25	56.38	67.82	**	44.15	**	99.36	**

Dividends per common share during fiscal year ended September 30	1.02	1.08	1.16	1.20	***	1.21	***	1.21	***

*	Includes the value of 0.084 share of Boeing common stock which was received on December 6, 1996 (adjusted for the 2 for 1 Boeing stock split on June 6, 1997) for each Rockwell share then owned, and dividends thereon. Also includes the value of 0.333 share of Meritor common stock and 0.5 shares of Conexant common stock, which were received on September 30, 1997 and December 31, 1998, respectively, for each Rockwell share then owned, and dividends thereon.

**	Includes (for fiscal 1997, 1998 and 1999), the value of 0.084 share of Boeing common stock, (for fiscal 1998 and 1999) 0.333 share of Meritor common stock and (for fiscal 1999) 0.5 share of Conexant common stock.

***	Includes dividends earned on 0.042 share (0.084 share after June 6, 1997) of Boeing common stock and (in fiscal 1998 and 1999) dividends earned on 0.333 share of Meritor common stock.

RETIREMENT PLANS

      The following table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including officers, in the earnings and years of service classifications indicated, under the Corporation’s retirement plans which cover most officers and other salaried employees on a non-contributory basis. Such benefits reflect a reduction to recognize in part the Corporation’s cost of Social Security benefits related to service for the Corporation. The Corporation’s plans also provide for the payment of benefits to an employee’s surviving spouse or other beneficiary.

Average	Estimated Annual Retirement Benefits for Years of Service Indicated
Annual
Earnings	5 Years	10 Years	15 Years	20 Years	25 Years	30 Years	35 Years	40 Years

$500,000	$65,898	$131,846	$197,742	$209,829	$221,916	$234,002	$246,089	$246,318

1,000,000	132,548	265,196	397,742	422,329	446,916	471,502	496,089	496,318

1,500,000	199,198	398,546	597,742	634,829	671,916	709,002	746,089	746,318

2,000,000	265,848	531,896	797,742	847,329	898,916	946,502	996,089	996,318

      Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plans generally is based upon average earnings for the highest five years of the ten years preceding retirement.

      The credited years of service for Messrs. Davis, Barnes, Calise, Jones and Nosbusch are 37, 31, 5, 20 and 26, respectively.

      Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, the Corporation has a nonqualified supplemental plan which authorizes the payment out of general funds of the Corporation of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections.

SELECTION OF AUDITORS

      The directors of the Corporation have selected the firm of Deloitte & Touche LLP as the auditors of the Corporation subject to the approval of the shareowners. Deloitte & Touche LLP, and its predecessors, have acted for the Corporation as auditors since 1934.

      Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including their performance in prior years and their reputation for integrity and for competence in the fields of accounting and auditing. Representatives of Deloitte & Touche LLP are expected to be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

PROPOSAL TO APPROVE THE 2000 LONG-TERM INCENTIVES PLAN

      A proposal will be presented to the meeting to approve the Corporation’s 2000 Long-Term Incentives Plan (the Plan) which was adopted by the Board of Directors (with Mr. Davis, the only director eligible to participate in the Plan, not voting) on December 1, 1999, subject to approval by the shareowners of the Corporation. The complete text of the Plan is set forth in Exhibit A to this Proxy Statement, and shareowners are urged to review it together with the following information.

      The Plan would replace the Corporation’s 1995 Long-Term Incentives Plan (the 1995 Plan), which has been previously adopted by the shareowners of the Corporation.

      The new Plan is intended to provide additional flexibility in adapting compensation to changes in the Corporation’s business and changes in pertinent tax and accounting provisions. The Plan would have the effect of increasing the shares available for grant of stock options or restricted stock and for earned performance awards, stock appreciation rights or stock purchase awards.

      The purpose of the Plan is to foster creation of and enhance shareowner value by linking the compensation of employees to increases in the price of the Corporation’s stock or by offering the incentives of long-term monetary rewards to employees of the Corporation or its business units directly linked to their contribution to shareowner value, thus providing means by which persons of outstanding abilities can be attracted, motivated and retained. The Plan is designed to permit the Corporation to make different types of grants to meet competitive conditions and changing circumstances.

      The Plan authorizes the issuance or transfer of an aggregate of 16 million shares of Common Stock of the Corporation (Shares), provided that the total number of Shares that may be issued or transferred for awards other than stock options or stock appreciation rights may not exceed an aggregate of 12 million Shares. On December 1, 1999, the closing price of the Common Stock as reported in the New York Stock Exchange — Composite Transactions was $50.00.

      As of December 1, 1999, options to purchase 11,111,589 Shares were outstanding under the 1995 Plan, and 148,675 Shares were available for grants under the 1995 Plan (as amended in connection with adoption of the new Plan and subject to approval of that Plan by shareowners of the Corporation). Those Shares will remain available for grants of stock options, stock appreciation rights or restricted stock until the 2000 Annual Meeting of Shareowners and for payments in respect of outstanding performance units under supplementary performance plans for the three-year performance period ending September 30, 2000. In addition, as of December 1, 1999, options to purchase 3,467,283 Shares were outstanding under the Corporation’s 1988 Long-Term Incentives Plan. No further options may be granted under that plan.

      If the Plan is approved by shareowners, no subsequent grants of performance units, stock options, stock appreciation rights or restricted stock will be made under the 1995 Plan. Outstanding performance units under supplementary performance plans with respect to the three-year performance period ending September 30, 2000 will remain eligible for payment in accordance with the 1995 Plan, outstanding stock options and stock appreciation rights under the 1995 Plan and the 1988 Plan will remain exercisable in accordance with their terms, and stock appreciation rights related to outstanding stock options may be granted under either of those plans although the Committee presently intends that it will not do so.

      The Plan will be administered by the Compensation and Management Development Committee (the Committee), consisting of three or more members of the Board of Directors who are not eligible to participate in the Plan. In order to meet the requirements of Internal Revenue Code Section 162(m), however, no member of the Committee who is not an “outside director” as defined for purposes of that section and regulations thereunder would participate in the Committee’s action on proposed grants under the Plan. In addition, the Board of Directors has authority to perform all functions of the Committee under the Plan.

      The persons to whom grants are made under the Plan (Participants) will be selected from time to time by the Committee in its sole discretion from among employees (which is broadly defined to include “leased employees” and consultants) of the Corporation and its subsidiaries. Although the Plan would permit the Committee to grant awards to consultants and “leased employees,” it does not presently intend to do so. In selecting Participants and determining the type and amount of their grants, the Committee may consider recommendations of the Chief Executive Officer of the Corporation and will take into account such factors as the Participant’s level of responsibility, performance, performance potential, level and type of compensation and potential value of grants under the Plan.

      The Plan permits grants to be made from time to time as stock options, which may be incentive stock options eligible for special tax treatment or nonqualified stock options, stock appreciation rights, restricted stock, performance units and stock purchase awards. Any of these types of awards (except stock options or stock appreciation rights) may be granted as performance compensation awards intended to qualify as performance-based compensation for purposes of Section 162(m). In addition, the Plan authorizes establishment of supplementary plans applicable to employees subject to the tax laws of countries outside the United States.

      Since it is within the discretion of the Committee to determine which employees will receive grants under the Plan and the type and amount thereof, these matters cannot be specified at present. While all of the approximately 41,000 employees of the Corporation and its subsidiaries will be eligible under the literal terms of the Plan to receive grants under the Plan, it is presently contemplated that grants of stock options, and to a lesser extent if at all of restricted stock and stock appreciation rights, would be made to approximately 1,300 employees, who would be primarily senior and middle managers including Mr. Davis and the other Named Officers.

      It is not intended that the Plan would deprive the Board of Directors and the responsible officers of the Corporation of their authority to pay sales commissions or make arrangements for other types of bonuses or incentive payments.

      While the benefits that will be received by or allocated to employees under the Plan cannot be determined precisely, the following information on grants of stock options made October 4, 1999 under the 1995 Plan may be generally indicative of annual grants under the Plan. Set forth below is information on grants made October 4, 1999 of options to purchase Shares pursuant to the 1995 Plan to (i) the Named Officers, (ii) the Named Officers and all other executive officers as a group, (iii) non-executive directors as a group and (iv) employees (other than executive officers) as a group.

	Shares Underlying	Grant Date
Name and Position	Options Granted	Value(1)

Don H. Davis, Jr.	330,000	$5,732,100
Chairman of the Board & Chief Executive Officer

W. Michael Barnes	115,500	2,006,235
Senior Vice President, Finance & Planning and Chief Financial Officer

William J. Calise, Jr.	82,500	1,433,025
Senior Vice President, General Counsel & Secretary

Clayton M. Jones	90,000	1,563,300
Senior Vice President and President, Rockwell Collins

Keith D. Nosbusch	90,000	1,563,300
Senior Vice President and President, Rockwell Automation Control Systems

All Executive Officers as a Group	1,002,750	17,417,768

All Non-Executive Directors as a Group(2)	0	0

All Employees (other than Executive Officers) as a Group	2,092,250	36,342,382

(1)	Valued under the Black-Scholes option pricing methodology, which produces a per option share value of $17.37 using the following assumptions and inputs: options exercised after 7 1/2 years, expected stock price volatility and dividend yield of 0.25 and 1.93%, respectively, and an interest rate of 6.1%, which was the zero coupon 7 1/2-year Treasury bond rate at time of grant. The actual value, if any, the employee may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised. While the options have no value if the stock price does not increase, were the $17.37 present value of the options converted into a future stock price at the end of the 7 1/2-year period when it is assumed the options would be exercised, the shareowners of the approximately 191 million Shares outstanding on the grant date of those options (assuming that number of Shares remains outstanding) would realize aggregate appreciation of $5,168 million compared to aggregate appreciation on the options of $19 million and $27 million for the Named Officers and all executive officers as a group, respectively (assuming that they held their options or the Shares acquired on exercise thereof for the whole 7 1/2-year period).

(2)	Directors who are not also employees of the Corporation are not eligible for awards under either the 1995 Plan or the new Plan. Each non-employee director who continues in office following the annual meeting of the Corporation does, however, receive options to purchase 1,000 Shares each year.

Awards

      The Plan authorizes grants to Participants of stock options, which may be either incentive stock options eligible for special tax treatment or non-qualified stock options, stock appreciation rights, restricted stock, performance units, stock purchase awards or performance compensation awards.

      (a)  Stock Options. Under the provisions of the Plan authorizing the grant of stock options, (i) the option price may not be less than the fair market value of the Shares at the date of grant, (ii) stock options may not be exercised after ten years from the date of grant, (iii) the aggregate fair market value (determined as of the date the option is granted) of the Shares for which any employee may be granted incentive stock options which are exercisable for the first time in any calendar year may not exceed the maximum permitted under the Internal Revenue Code (presently $100,000), and (iv) at the time of exercise of a stock option, the option price must be paid in full in cash or in Shares or in a combination of cash and Shares. The Plan permits the Committee to prescribe in the award agreement for each grant any other terms and conditions of that grant, including but not limited to exercisability upon termination of a Participant’s employment.

      (b)  Stock Appreciation Rights. The Plan permits the grant of stock appreciation rights related to a stock option (a tandem SAR), either at the time of the option grant or thereafter during the term of the option, or the grant of stock appreciation rights separate and apart from the grant of an option (a freestanding SAR). Tandem SARs permit an optionee, upon exercise of such rights, and surrender of the related option to the extent of an equivalent number of Shares, to receive a payment equal to the excess of the fair market value (on the date of exercise) of the portion of the option so surrendered over the option price of such Shares. Freestanding SARs entitle the grantee, upon exercise of such rights, to receive a payment equal to the excess of the fair market value (on the date of exercise) of all or part of a designated number of Shares over the fair market value of such Shares on the date such rights were granted. Such payment may be made in Shares (valued on the basis of the fair market value of the Shares on the date of exercise of the stock appreciation rights), or in cash or partly in cash and partly in Shares, as the Committee may determine.

      (c)  Restricted Stock. Under the Plan, the Committee may also grant Shares subject to specified restrictions (restricted stock), including but not limited to achievement of one or more specific goals related to the performance of the Corporation, a business unit or the Participant over a specified period of time. Grants of restricted stock are subject to forfeiture if the prescribed conditions are not met. During the restricted period, Shares of restricted stock have all the attributes of outstanding Shares, but the Committee may provide that dividends and any other distributions on the Shares be accumulated, with or without interest, or reinvested in additional Shares during the restricted period. As and to the extent that Shares of restricted stock are no longer subject to forfeiture, certificates therefor and any dividends withheld by the Corporation, will be delivered to the grantee.

      (d)  Performance Units. The Plan authorizes the Committee to grant performance units denominated in cash, the amount of which is based on the achievement of one or more specific goals with respect to the Corporation, a business unit or the Participant over a specified period of time of at least one fiscal year. The Committee may adjust (up or down) the performance measure, to omit the effect of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and the effect of changes in accounting principles. Earned payouts of performance units, which may not exceed $5 million for any one Participant with respect to any one performance period, will be paid in cash unless the Committee decides that payment should be in Shares or a combination of Shares and cash.

      (e)  Stock Purchase Awards. The Committee may grant stock purchase awards entitling a Participant to purchase, with a loan from the Corporation, a specified number of Shares at their fair market value on the date of purchase. Loans made to Participants with respect to stock purchase awards will be evidenced by interest-bearing promissory notes, secured by a pledge of the Shares purchased and with recourse to the Participant. The Committee may forgive all or part of any stock purchase award loan on such terms as it determines, including but not limited to achievement of one or more specified goals with respect to performance of the Corporation, a business unit or the Participant over a specified period of time.

      (f)  Performance Compensation Awards. Under the Plan, the Committee may designate any award (other than a grant of stock options or stock appreciation rights, which are in any event deemed to be performance-based) at the time of its grant as a performance compensation award to qualify payment of the award under Section 162(m) of the Internal Revenue Code. If the Committee does so, it must establish a performance period, performance measure, performance goals and performance formula for the award within 90 days after the beginning of the performance period. The Committee may not adjust the performance measure, performance goals or performance period unless after any such adjustment the award would continue to qualify as performance-based compensation under Section 162(m).

      Under the Plan, awards may not be granted after November 30, 2009.

Tax Matters

      The following is a brief summary of advice received from counsel to the Corporation regarding the principal federal income tax consequences of benefits under the Plan under present law and regulations:

      (a)  Incentive Stock Options. The grant of an incentive stock option will not result in any immediate tax consequences to the Corporation or the optionee. An optionee will not realize taxable income, and the Corporation will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the Shares acquired over the option price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee does not dispose of the Shares acquired within one year after their receipt (and within two years after the option was granted), gain or loss realized on the subsequent disposition of the Shares will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income. In the event of an earlier disposition, the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise over the option price; or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Corporation will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income.

      (b)  Nonqualified Stock Options. The grant of a nonqualified stock option will not result in any immediate tax consequences to the Corporation or the optionee. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income, and the Corporation will be entitled to a deduction, equal to the difference between the option price and the fair market value of the Shares acquired at the time of exercise.

      (c)  Stock Appreciation Rights. Upon the exercise of either a tandem SAR or a freestanding SAR, any cash received and the fair market value on the exercise date of any Shares received will constitute ordinary income to the grantee. The Corporation will be entitled to a deduction in the same amount and at the same time.

      (d)  Restricted Stock. An employee normally will not realize taxable income upon an award of restricted stock, and the Corporation will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the employee will realize ordinary income in an amount equal to the fair market value of the Shares at that time, plus the amount of the dividends and interest thereon to which the employee then becomes entitled. However, an employee may elect to realize taxable ordinary income in the year the restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. The Corporation will be entitled to a deduction in the same amount and at the same time as the employee realizes income, subject to the limitations of Section 162(m) of the Internal Revenue Code.

      (e)  Performance Units. Any cash and the fair market value of any Shares received in connection with the grant of a Performance Unit under the Plan will constitute ordinary income to the employee in the year in which paid, and the Corporation will be entitled to a deduction in the same amount. If the employee is then a covered employee under Section 162(m) of the Internal Revenue Code, any portion of the payout of performance units which, together with other non-performance based compensation, exceeds $1 million will not be deductible by the Corporation, subject to the limitations of Section 162(m) of the Internal Revenue Code.

      (f)  Stock Purchase Awards. The grant of a Stock Purchase Award and the acquisition of Shares pursuant to such an award will not result in any immediate tax consequences to an employee or to the Corporation. Upon the sale of the Shares acquired pursuant to the Stock Purchase Award, an employee will realize capital gain or loss equal to the difference between the amount received on the sale and the purchase price of the Shares. Interest payable by an employee pursuant to a Stock Purchase award will be deductible by the employee to the extent permitted by law and the Corporation will accrue ordinary income equal to the amount of interest payable.

      (g)  Payouts of Performance Compensation Awards. The designation of an award of restricted stock or the grant of a performance unit or stock purchase award as a performance compensation award will not change the tax treatment described above to an employee who receives such an award or grant. Such a designation will, however, enable such award or grant to qualify as performance-based compensation not subject to the $1 million limitation on deductible compensation under Section 162(m) of the Internal Revenue Code.

Other

      During the period that stock appreciation rights are outstanding, the Corporation will accrue as an expense the amount, if any, by which the fair market value of the Shares as to which stock appreciation rights are expected to be exercised exceeds the exercise price of any related option Shares or the fair market value on the date of grant of the designated number of Shares for freestanding SARs. The Plan permits grants of SARs to be made with respect to only 100,000 shares, and the Committee presently intends to grant SARs only in rare cases.

      In the event any change in or affecting Shares occurs, the Board of Directors may make appropriate amendments to or adjustments in the Plan or grants made thereunder, including changes in the number of Shares which may be issued or transferred under the Plan and the number of Shares and price per Share subject to outstanding options and stock appreciation rights.

      The Plan permits the agreements governing any awards under the Plan to include a change of control contingency in order to maintain the rights of participants in the event of a change of control of the Corporation. Consistent with the provisions of the 1995 Plan, the Committee presently intends to include such contingencies in most awards with the effect that in the event of a change of control of the Corporation, all outstanding stock options and stock appreciation rights then outstanding would become fully exercisable whether or not otherwise then exercisable; the restrictions on all Shares granted as restricted stock would lapse; and all payouts of performance units would be deemed to be fully earned based on assumed completion of all performance periods and attainment of all performance goals for the performance units. A change of control as defined in the Plan is deemed to occur under the same circumstances as provided in Article III, Section 13(I)(1) of the Corporation’s By-Laws.

      The Board of Directors may at any time amend, suspend or terminate the Plan or grants made thereunder. It may not, however (except in making amendments and adjustments in the event of changes in or affecting Shares) (i) without the consent of the person affected, impair the rights of the holder of any award other than as provided for or contemplated in the award agreement or (ii) without the approval of shareowners, make any change in the Plan that would require shareowner approval under any tax, or regulatory requirement applicable to the Plan. Under present tax and regulatory requirements, shareowner approval would be required, among other things, to change the class of persons eligible to receive incentive stock options under the Plan or to increase the number of Shares that may be issued or transferred under the Plan. In no event may the Board or the Committee reprice underwater stock options (those whose option exercise price is greater than the fair market value of the Shares covered by the options) by reducing the option exercise price, cancelling the options and granting replacement options or otherwise.

      The Board of Directors recommends that you vote “FOR” the Proposal, which is presented as item (c).

VOTE REQUIRED

      The one nominee for election as a director to serve until the 2003 Annual Meeting of Shareowners who receives the greatest number of votes cast for the election of directors at the meeting by the holders of the Corporation’s Common Stock entitled to vote at the meeting, a quorum being present, shall become a director at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Corporation’s Common Stock present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the action proposed in items (b) and (c) of the accompanying Notice of 2000 Annual Meeting of Shareowners.

      Under Delaware law and the Corporation’s Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all shareowners present in person or represented by proxy at the meeting, whether those shareowners vote “for”, “against” or abstain from voting (including broker non-votes), will be counted for purposes of determining the minimum number of affirmative votes required for approval of items (b) and (c) the total number of votes cast “for” those matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. The shares of a shareowner who abstains from voting on a matter or whose shares are not voted by reason of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting or a broker non-vote on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors (assuming a quorum is present) and has the same legal effect as a vote “against” any other matter even though the shareowner or interested parties analyzing the results of the voting may interpret such a vote differently.

OTHER MATTERS

      The Board of Directors does not know of any other matters which may be presented at the meeting. In the event of a vote on any matters other than those referred to in items (a), (b) and (c) of the accompanying Notice of 2000 Annual Meeting of Shareowners, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies. The Corporation contemplates sending to all shareowners after the meeting a report of the action taken at the meeting.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act requires the Corporation’s officers and directors, and persons who own more than ten percent of a registered class of the Corporation’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the New York Stock Exchange. Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

      Based solely on the Corporation’s review of the copies of such forms it has received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Corporation believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1999.

ANNUAL REPORTS

      The Corporation’s Annual Report to Shareowners and Annual Report on Form 10-K, including financial statements, for the fiscal year ended September 30, 1999, have been mailed to shareowners in advance of this Proxy Statement.

SHAREOWNER PROPOSALS FOR ANNUAL MEETING IN 2001

      To be eligible for inclusion in the Corporation’s proxy statement, shareowner proposals for the 2001 Annual Meeting of Shareowners must be received on or before August 31, 2000 at the Office of the Secretary at the Corporation’s World Headquarters, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. In addition, the Corporation’s By-Laws require a shareowner desiring to propose any matter for consideration of the shareowners at the 2001 Annual Meeting of Shareowners to notify the Corporation’s Secretary in writing at the address listed in the preceding sentence on or after October 5, 2000 and on or before November 4, 2000.

EXPENSES OF SOLICITATION

      The cost of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone, facsimile or e-mail, by a few regular employees of the Corporation without additional compensation. The Corporation does not expect to pay any compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.

December 29, 1999

Exhibit A

ROCKWELL INTERNATIONAL CORPORATION

2000 LONG-TERM INCENTIVES PLAN

Section 1:  Purpose

      The purpose of the Plan is to promote the interests of the Corporation (as defined in Section 2) and its shareowners by providing incentive compensation opportunities to assist in (i) attracting, motivating and retaining Employees (as defined in Section 2) and (ii) aligning the interests of Employees participating in the Plan with the interests of the Corporation’s shareowners.

Section 2:  Definitions

      As used in the Plan, the following terms shall have the respective meanings specified below.

(a) “Award” means an award granted pursuant to Section 4.

(b) “Award Agreement” means a document described in Section 6 setting forth the terms and conditions applicable to the Award granted to the Participant.

(c) “Board of Directors” means the Board of Directors of the Corporation, as it may be comprised from time to time.

(d) “Change of Control” means any of the following:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Corporation (the “Outstanding Rockwell Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Rockwell Voting Securities”); provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Corporation, (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (z) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 2(d); or

(ii) Individuals who, as of December 1, 1999, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to that date whose election, or nomination for election by the Corporation’s shareowners, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Rockwell Common Stock and Outstanding Rockwell Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the

Outstanding Rockwell Common Stock and Outstanding Rockwell Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Corporate Transaction; or

(iv) Approval by the Corporation’s shareowners of a complete liquidation or dissolution of the Corporation.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” means the Compensation and Management Development Committee of the Board of Directors, as it may be comprised from time to time.

(g) “Corporation” means Rockwell International Corporation and any successor thereto.

(h) “Covered Employee” means a covered employee within the meaning of Code Section 162(m)(3).

(i) “Dividend Equivalent” means an amount equal to the amount of cash dividends payable with respect to a share of Stock after the date specified in an Award Agreement with respect to an Award settled in Stock or an Award of Restricted Stock.

(j) “Employee” means an individual who is an employee or a leased employee of, or a consultant to, the Corporation or a Subsidiary, but excludes members of the Board of Directors who are not also employees of the Corporation or a Subsidiary.

(k) “Exchange Act” means the Securities Exchange Act of 1934, and any successor statute, as it may be amended from time to time.

(l) “Executive Officer” means an Employee who is an executive officer of the Corporation as defined in Rule 3b-7 under the Exchange Act as it may be amended from time to time.

(m) “Fair Market Value” means the closing sale price of the Stock as reported in the New York Stock Exchange—Composite Transactions (or if the Stock is not then traded on the New York Stock Exchange, the closing sale price of the Stock on the stock exchange or over-the-counter market on which the Stock is principally trading on the relevant date) on the date of a determination (or on the next preceding day the Stock was traded if it was not traded on the date of a determination).

(n) “Incentive Stock Option” means an Option (or an option to purchase Stock granted pursuant to any other plan of the Corporation or a Subsidiary) intended to comply with Code Section 422.

(o) “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(p) “Option” means an option to purchase Stock granted pursuant to Section 4(a).

(q) “Participant” means any Employee who has been granted an Award.

(r) “Performance Goal” means the level of performance, whether absolute or relative to a peer group or index, established by the Committee as the performance goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(s) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained with respect to one or more Performance Goals. Performance Formulas may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(t) “Performance Measure” means one or more of the following selected by the Committee to measure the performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or both for a Performance Period: basic or diluted earnings per share; revenue; operating income; earnings before or after interest, taxes, depreciation or amortization; return on capital; return on equity; return on assets; cash flow; working capital; stock price and total shareholder return. Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied by the Corporation and, if so determined by the Committee at the time the Award is granted and to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(u) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Corporation), as the Committee may designate, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(v) “Plan” means this 2000 Long-Term Incentives Plan as adopted by the Corporation and in effect from time to time.

(w) “SAR” means a stock appreciation right granted pursuant to Section 4(b).

(x) “Stock” means shares of Common Stock, par value $1 per share, of the Corporation or any security of the Corporation issued in substitution, exchange or lieu thereof.

(y) “Subsidiary” means (i) any corporation or other entity in which the Corporation, directly or indirectly, controls 50% or more of the total combined voting power of such corporation or other entity and (ii) any corporation or other entity in which the Corporation has a significant equity interest and which the Committee has determined to be considered a Subsidiary for purposes of the Plan.

Section 3:  Eligibility

      The Committee may grant one or more Awards to any Employee designated by it to receive an Award.

Section 4: Awards

      The Committee may grant any one or more of the following types of Awards, and any such Award may be granted by itself, together with another Award that is linked and alternative to the Award with which it is granted or together with another Award that is independent of the Award with which it is granted:

      a. Options. An Option is an option to purchase a specific number of shares of Stock exercisable at such time or times and subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including the following:

(i) The exercise price of an Option shall not be less than 100% of the Fair Market Value of the Stock on the date the Option is granted, and no Option may be exercisable more than 10 years after the date the Option is granted.

(ii) The exercise price of an Option shall be paid in cash or, at the discretion of the Committee, in Stock or in a combination of cash and Stock. Any Stock accepted in payment of the exercise price of an Option shall be valued at its Fair Market Value on the date of exercise.

(iii) No fractional shares of Stock will be issued or accepted. The Committee may impose such other conditions, restrictions and contingencies with respect to shares of Stock delivered pursuant to the exercise of an Option as it deems desirable.

(iv) Incentive Stock Options shall be subject to the following additional provisions:

A. No grant of Incentive Stock Options to any one Employee shall cover a number of shares of Stock whose aggregate Fair Market Value (determined on the date the Option is granted), together with the aggregate Fair Market Value (determined on the respective date of grant of any

Incentive Stock Option) of the shares of Stock covered by any Incentive Stock Options which have been previously granted under the Plan or any other plan of the Corporation or any Subsidiary and which are exercisable for the first time during the same calendar year, exceeds $100,000 (or such other amount as may be fixed as the maximum amount permitted by Code Section 422(d)).

B. No Incentive Stock Option may be granted under the Plan after November 30, 2009.

C. No Incentive Stock Option may be granted to an Employee who on the date of grant is not an employee of the Corporation or a corporation that is a subsidiary of the Corporation within the meaning of Code Section 424(f).

      (b) Stock Appreciation Rights (SARs). A SAR is the right to receive a payment measured by the increase in the Fair Market Value of a specified number of shares of Stock from the date of grant of the SAR to the date on which the Participant exercises the SAR. SARs may be (i) freestanding SARs or (ii) tandem SARs granted in conjunction with an Option, either at the time of grant of the Option or at a later date, and exercisable at the Participant’s election instead of all or any part of the related Option. The payment to which the Participant is entitled on exercise of a SAR may be in cash, in Stock valued at Fair Market Value on the date of exercise or partly in cash and partly in Stock, as the Committee may determine.

      (c) Restricted Stock. Restricted Stock is Stock that is issued to a Participant subject to restrictions on transfer and such other restrictions on incidents of ownership as the Committee may determine, including but not limited to the achievement of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or that Participant over a specified period of time. Subject to the specified restrictions, the Participant as owner of those shares of Restricted Stock shall have the rights of the holder thereof, except that the Committee may provide at the time of the Award that any dividends or other distributions paid with respect to that Stock while subject to those restrictions shall be accumulated, with or without interest, or reinvested in Stock and held subject to the same restrictions as the Restricted Stock and such other terms and conditions as the Committee shall determine. Shares of Restricted Stock shall be registered in the name of the Participant and, at the Corporation’s sole discretion, shall be held in book entry form subject to the Corporation’s instructions or shall be evidenced by a certificate, which shall bear an appropriate restrictive legend, shall be subject to appropriate stop-transfer orders and shall be held in custody by the Corporation until the restrictions on those shares of Restricted Stock lapse.

      (d) Performance Units. A Performance Unit is an Award denominated in cash, the amount of which may be based on the achievement of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or the Participant to whom the Performance Units are granted over a specified period of time. The maximum amount of compensation that may be paid to any one Participant with respect to Performance Units for any one Performance Period shall be $5 million. The payout of Performance Units may be in cash, in Stock, valued at Fair Market Value on the payout date (or at the sole discretion of the Committee, the day immediately preceding that date), or partly in cash and partly in Stock, as the Committee may determine.

      (e) Stock Purchase Awards. A Stock Purchase Award is the right to purchase, with a loan from the Corporation, a specific number of shares of Stock at their Fair Market Value on the date of such purchase, subject to such terms and conditions as the Committee may determine consistent with the Plan. Each such loan shall be evidenced by the Participant’s promissory note, which shall (i) be payable to the Corporation as determined by the Committee, (ii) be secured by a pledge of the Stock purchased with the loan, (iii) be recourse with respect to the Participant and (iv) bear interest at a rate, established by the Committee, not less than required to avoid the imputation of income under the Code. The Committee may forgive all or part of such loan on such terms as the Committee may determine, including but not limited to the achievement of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or the Participant over a specified period of time.

      (f) Performance Compensation Awards.

(i) The Committee may, at the time of grant of an Award (other than an Option or SAR) designate such Award as a Performance Compensation Award in order that such Award constitute qualified performance-based compensation under Code Section 162(m); provided, however, that no Performance Compensation Award may be granted to an Employee who on the date of grant is a leased employee of, or a consultant to, the Corporation or a Subsidiary. With respect to each such Performance Compensation Award, the Committee shall (on or before the 90th day of the applicable Performance Period), establish, in writing, a Performance Period, Performance Measure(s), Performance Goal(s) and Performance Formula(s). Once established for a Performance Period, such items shall not be amended or otherwise modified if and to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

(ii) A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Goal(s) for that Award are achieved and the Performance Formula as applied against such Performance Goal(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and determine whether, and to what extent, the Performance Goal(s) for the Performance Period have been achieved and, if so, determine the amount of the Performance Compensation Award earned by the Participant for such Performance Period based upon such Participant’s Performance Formula. The Committee shall then determine the actual amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may in its sole discretion decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be determined in accordance with Sections 4(d) and 5(b), as applicable.

      (g) Deferrals.  The Committee may require or permit Participants to defer the issuance or vesting of shares of Stock or the settlement of Awards under such rules and procedures as it may establish under the Plan. The Committee may also provide that deferred settlements include the payment of, or crediting of interest on, the deferral amounts or the payment or crediting of Dividend Equivalents on deferred settlements in shares of Stock. Notwithstanding the foregoing, no deferral will be permitted if it will result in the Plan becoming an “employee pension benefit plan” under Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is not otherwise exempt under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

Section 5:  Stock Available under Plan

      (a) Subject to the adjustment provisions of Section 9, the number of shares of Stock which may be delivered upon exercise of Options or upon grant or in payment of other Awards under the Plan shall not exceed 16 million, and the number of those shares which may be delivered upon grant or in payment of all Awards other than Options and SARs shall not exceed 12 million. In addition, (i) no more than 1 million shares of Stock shall be granted in the form of Restricted Stock; (ii) Stock Purchase Awards shall be granted with respect to no more than 5 million shares of Stock; and (iii) SARs shall be granted with respect to no more than 100,000 shares of Stock. For purposes of applying the limitations provided in this Section 5(a), all shares of Stock with respect to the unexercised, undistributed or unearned portion of any terminated or forfeited Award shall be available for further Awards.

      (b) Subject to the adjustment provisions of Section 9, no single Participant shall receive, in any fiscal year of the Corporation, Awards in the form of (i) Options with respect to more than that number of shares of Stock determined by subtracting from 2,500,000 the number of shares of Stock with respect to which Options or options to purchase Stock under any other plan of the Corporation or a Subsidiary have been granted to such Participant during the immediately preceding four fiscal years of the Corporation; (ii) Restricted Stock for more than that number of shares of Stock determined by subtracting from 250,000 the number of shares of Stock granted as Restricted Stock or as restricted stock under any other plan or program of the Corporation or a Subsidiary to such Participant during the immediately preceding four fiscal years of the Corporation; and (iii) a Stock Purchase Award with respect to more than that number of shares of Stock determined by subtracting from 1,000,000 the number of shares of Stock with respect to which Stock Purchase Awards have been granted to such Participant during the immediately preceding four fiscal years of the Corporation.

      (c) The Stock that may be delivered on grant, exercise or settlement of an Award under the Plan may be reacquired shares held in treasury or authorized but unissued shares; provided, however, that unless otherwise determined by the Committee, shares of Stock which may be granted as Restricted Stock shall consist only of reacquired shares.

Section 6:  Award Agreements

      Each Award under the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall set forth the terms and conditions applicable to the Award, including but not limited to provisions for (i) the time at which the Award becomes exercisable or otherwise vests; (ii) the treatment of the Award in the event of the termination of a Participant’s status as an Employee and (iii) any special provisions applicable in the event of an occurrence of a Change in Control, as determined by the Committee consistent with the provisions of the Plan.

Section 7:  Amendment and Termination

      The Board of Directors may at any time amend, suspend or terminate the Plan, in whole or in part; provided, however, that no such action shall be effective without the approval of the shareowners of the Corporation to the extent that such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan; and provided, further, that subject to Section 9, no such action shall impair the rights of any holder of an Award without the holder’s consent. The Committee may, subject to the Plan, at any time alter or amend any or all Award Agreements to the extent permitted by applicable law; provided, however, that subject to Section 9, no such alteration or amendment shall impair the rights of any holder of an Award without the holder’s consent. Notwithstanding the foregoing, neither the Board of Directors nor the Committee shall (except pursuant to Section 9) amend the Plan or any Award Agreement to increase the number of shares of Stock available for Awards as set forth in Section 5 or to reprice any Option or SAR whose exercise price is above the then Fair Market Value of the Stock subject to the Award, whether by decreasing the exercise price, canceling the Award and granting a substitute Award, or otherwise.

Section 8:  Administration

      (a) The Plan and all Awards shall be administered by the Committee. The members of the Committee shall be designated by the Board of Directors from among its members who are not eligible for Awards under the Plan.

      (b) Any member of the Committee who, at the time of any proposed grant of one or more Awards, is not both an “outside director” as defined for purposes of Code Section 162(m) and a “Non-Employee Director” as defined in Rule 16b-3(b)(3)(i) under the Exchange Act shall abstain from and take no part in the Committee’s action on the proposed grant.

      (c) The Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The actions and determinations of the Committee on all matters relating to the Plan and any Awards will be final and conclusive. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Employees who receive, or who are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

      (d) The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.

      (e) The Corporation shall pay all reasonable expenses of administering the Plan, including but not limited to the payment of professional fees.

      (f) It is the intent of the Corporation that this Plan and Awards hereunder satisfy, and be interpreted in a manner that satisfy, (i) in the case of Participants who are or may be Executive Officers, the applicable requirements of Rule 16b-3 under the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3, or other exemptive rules under Section 16 of the Exchange Act, and will not be subjected to avoidable liability under Section 16(b) of the Exchange Act; and (ii) in the case of Performance Compensation Awards to Covered Employees, the applicable requirements of Code Section 162(m). If any provision of this Plan or of any Award Agreement would otherwise frustrate or conflict with the intent expressed in this Section 8(f), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as to Executive Officers or Covered Employees, as applicable.

      (g) The Committee may appoint such accountants, counsel, and other experts as it deems necessary or desirable in connection with the administration of the Plan.

      (h) The Committee may delegate, and revoke the delegation of, all or any portion of its authority and powers to the Chief Executive Officer of the Corporation, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards to the extent inconsistent with the intent expressed in Section 8(f) or to the extent prohibited by applicable law.

Section 9:  Adjustment Provisions

      (a) In the event of any change in or affecting the outstanding shares of Stock by reason of a stock dividend or split, merger or consolidation (whether or not the Corporation is a surviving corporation), recapitalization, reorganization, combination or exchange of shares or other similar corporate changes or an extraordinary dividend in cash, securities or other property, the Board of Directors shall make or take such amendments to the Plan and outstanding Awards and Award Agreements and such adjustments and actions thereunder as it deems appropriate, in its sole discretion, under the circumstances. Such amendments, adjustments and actions may include, but are not limited to, changes in the number of shares of Stock then remaining subject to the Plan, and the maximum number of shares that may be granted or delivered to any single Participant pursuant to the Plan, including those that are then covered by outstanding Awards, or accelerating the vesting of outstanding Awards.

      (b) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board of Directors or the shareowners of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

Section 10:  Miscellaneous

      (a) Nonassignability. Except as otherwise provided by the Committee, no Award shall be assignable or transferable except by will or by the laws of descent and distribution.

      (b) Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Corporation or a Subsidiary from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

      (c) Payments to Other Persons. If payments are legally required to be made to any person other than the person to whom any amount is made available under the Plan, payments shall be made accordingly. Any such payment shall be a complete discharge of the liability hereunder.

      (d) Unfunded Plan. The Plan shall be unfunded. No provision of the Plan or any Award Agreement shall require the Corporation or a Subsidiary, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Corporation or a Subsidiary maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Corporation or a Subsidiary, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under generally applicable law.

      (e) Limits of Liability. Any liability of the Corporation or a Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement. Neither the Corporation or its Subsidiaries, nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

      (f) Rights of Employees. Status as an eligible Employee shall not be construed as a commitment that any Award shall be made under the Plan to such eligible Employee or to eligible Employees generally. Nothing contained in the Plan or in any Award Agreement shall confer upon any Employee or Participant any right to continue in the employ or other service of the Corporation or a Subsidiary or constitute any contract or limit in any way the right of the Corporation or a Subsidiary to change such person’s compensation or other benefits or to terminate the employment or other service of such person with or without cause. A transfer of an Employee from the Corporation to a Subsidiary, or vice versa, or from one Subsidiary to another, and a leave of absence, duly authorized by the Corporation, shall not be deemed a termination of employment or other service.

      (g) Rights as a Shareowner. A Participant shall have no rights as a shareowner with respect to any Stock covered by an Award until the date the Participant becomes the holder of record thereof. Except as provided in Section 9, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment.

      (h) Withholding. Applicable taxes, to the extent required by law, shall be withheld in respect of all Awards. A Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock may be delivered to the Corporation or deducted from the payment to satisfy the obligation in full or in part. The amount of the withholding and the number of shares of Stock to be paid or deducted in satisfaction of the withholding requirement shall be determined by the Committee with reference to the Fair Market Value of the Stock when the withholding is required to be made. The Corporation shall have no obligation to deliver any Stock pursuant to the grant or settlement of any Award until it has been reimbursed for all required withholding taxes.

      (i) Section Headings. The section headings contained herein are for the purpose of convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, shall control.

      (j) Construction. In interpreting the Plan, the masculine gender shall include the feminine, the neuter gender shall include the masculine or feminine, and the singular shall include the plural unless the context clearly indicates otherwise. Any reference to a statutory provision or a rule under a statute shall be deemed a reference to that provision or any successor provision unless the context clearly indicates otherwise.

      (k) Invalidity. If any term or provision contained herein or in any Award Agreement shall to any extent be invalid or unenforceable, such term or provision will be reformed so that it is valid, and such invalidity or unenforceability shall not affect any other provision or part thereof.

      (l) Applicable Law. The Plan, the Award Agreements and all actions taken hereunder or thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to the conflict of law principles thereof.

      (m) Compliance with Laws. Notwithstanding anything contained herein or in any Award Agreement to the contrary, the Corporation shall not be required to sell, issue or deliver shares of Stock hereunder or thereunder if the sale, issuance or delivery thereof would constitute a violation by the Participant or the Corporation of any provisions of any law or regulation of any governmental authority or any national securities exchange; and as a condition of any sale or issuance the Corporation may require such agreements or undertakings, if any, as the Corporation may deem necessary or advisable to assure compliance with any such law or regulation.

      (n) Supplementary Plans. The Committee may authorize Supplementary Plans applicable to Employees subject to the tax laws of one or more countries other than the United States and providing for the grant of Non-Qualified Stock Options, SARs or Restricted Stock to such Employees on terms and conditions, consistent with the Plan, determined by the Committee, which may differ from the terms and conditions of Awards in those forms pursuant to the Plan for the purpose of complying with the conditions for qualification of Awards for favorable treatment under foreign tax laws. Notwithstanding any other provision hereof, Options granted under any Supplementary Plan shall include provisions that conform with Sections 4(a)(i), (ii) and (iii); SARs granted under any Supplementary Plan shall include provisions that conform with Section 4(b); and Restricted Stock granted under any Supplementary Plan shall include provisions that conform with Section 4(c).

      (o) Effective Date and Term.  The Plan was adopted by the Board of Directors effective as of December 1, 1999, subject to approval by the Corporation’s shareowners. The Committee may grant Awards prior to shareowner approval; provided, however, that Awards granted prior to such shareowner approval shall be automatically canceled if shareowner approval is not obtained on or before November 30, 2000; and provided, further, that no Award may be exercisable and no shares of Stock shall be delivered pursuant to the Plan prior to the date shareowner approval is obtained. The Plan shall remain in effect until all Awards under the Plan have been exercised or terminated under the terms of the Plan and applicable Award Agreements; provided, however, that Awards under the Plan may be granted only within ten (10) years from the effective date of the Plan.

If you plan to attend the Annual Meeting of Shareowners to be held in Milwaukee, Wisconsin on February 2, 2000, please be sure to request an admittance card by:

•	marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;

•	indicating your desire to attend the meeting through the Corporation’s telephone or internet voting procedure; or

•	returning the enclosed request for an admittance card.

PROXY

ROCKWELL INTERNATIONAL CORPORATION
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints D.R. Beall, D.H. Davis and W.T. McCormick, Jr., jointly and severally, proxies, with full power of substitution, to vote shares of capital stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 2, 2000, or any adjournment thereof; such proxies being directed to vote as specified or, if no specification is made, FOR the election of the one nominee proposed for election as a director with term expiring at the Annual Meeting in 2003, and FOR proposals (b) and (c), and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

     To vote in accordance with the Board of Directors’ recommendations just sign and date the other side; no boxes need to be checked.

Comments:

(If you have written in the above space, please mark the “Comments” box on the other side)

(continued and to be signed, on the other side)

•  FOLD AND DETACH HERE  •

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.  Vote by Internet at our Internet Address: http://www.eproxy.com/rok

or

2.	Call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

If you wish to view future Rockwell International Corporation Annual Reports and Proxy Statements on-line instead of receiving the printed documents, which will assist the Corporation in reducing future printing and mailing costs, please

•	visit ChaseMellon’s web site registration page at http://www.eproxy.com/rok

or

•	call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side

or

•	check the box on the signature side of the enclosed proxy card and return in the postage paid envelope provided.

Please mark your votes as indicated in this example	[X]

Comments noted on other side	[ ]

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of the one nominee for director and FOR proposals (b) and (c) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

The Board of Directors recommends votes FOR (a), (b) and (c).

	FOR	WITHHOLD
	the nominee	AUTHORITY to vote
	listed	for the nominee listed		FOR	AGAINST

(a) The election of one director-Nominee:	[ ]	[ ]	(b) The selection of auditors	[ ]	[ ]
01 J.D. Nichols
			(c) Approve 2000 Long-Term Incentives Plan	[ ]	[ ]

[Additional columns below]

[Continued from above table, first column(s) repeated]

ABSTAIN

(a) The election of one director-Nominee:	[ ]
01 J.D. Nichols
[ ]

	YES	NO
I/we plan to attend the meeting. Please send Admittance Card.	[ ]	[ ]

I consent to future access to the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for
any future shareowner meetings until my consent
is revoked. I understand that I may revoke my
consent at any time by giving written notice
to the Corporation.	[ ]

Signature

 Date  ____________, 2000          Signature if held jointly

 Date  _______, 2000

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy. Please sign, date, and return the proxy card promptly using the enclosed envelope.

.....................................................................................................................................
•    FOLD AND DETACH HERE    •

VOTE BY INTERNET OR TELEPHONE

QUICK * * * EASY * * * IMMEDIATE

** IF YOU WISH TO VOTE YOUR SHARES BY INTERNET OR TELEPHONE, PLEASE FOLLOW THE INSTRUCTIONS BELOW **

YOUR INTERNET OR TELEPHONE INSTRUCTION WILL AUTHORIZE THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

•	You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
•	After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

VOTE BY INTERNET:   THE WEB ADDRESS IS: http://www.eproxy.com/rok

VOTE BY PHONE:	FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU FOR THIS CALL.

After entering your Control Number you will hear these instructions.

OPTION #1: To vote as the Board of Directors recommends on all proposals. Press 1

When asked, please confirm your vote by Pressing 1.

OPTION #2. If you choose to vote on each proposal separately, press 0. You will hear these instructions.

Proposal a: To vote FOR the one director-nominee, press 1; to WITHHOLD FROM the one director-nominee, press 9
Proposals (b) and (c): To vote FOR , press 1; AGAINST, press 9; ABSTAIN, press 0

When asked, please confirm your vote by Pressing 1.

Consent to view Annual Reports and Proxy Statement on-line

Press 1 to consent to view future Annual Reports and Proxy Statements for this account via the internet. You may revoke this consent at any time by giving written notice to the Corporation.

When asked, please confirm your consent by Pressing 1.

If you vote by internet or telephone, there is no need for you to mail in your proxy card.

THANK YOU FOR VOTING

WELLS FARGO BANK LOGO

December 29, 1999

TO PARTICIPANTS IN THE:

  Rockwell International Corporation Salaried Retirement Savings Plan

  Rockwell Non-Represented Hourly Retirement Savings Plan
  Rockwell Employee Savings and Investment Plan for Represented Hourly Employees
  Rockwell Retirement Savings Plan for Represented Hourly Employees
  Rockwell Retirement Savings Plan for Certain Employees

In connection with the Annual Meeting of Shareowners of Rockwell International Corporation to be held February 2, 2000, enclosed are the following;

•	Rockwell International Corporation Notice of 2000 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Rockwell International Corporation Savings Plans (Rockwell International Corporation Salaried Retirement Savings Plan, Rockwell Non-Represented Hourly Retirement Savings Plan, Rockwell Employee Savings and Investment Plan for Represented Hourly Employees, Rockwell Retirement Savings Plan for Represented Hourly Employees, and the Rockwell Retirement Savings Plan for Certain Employees).

You should note that Internet and telephone voting has been made available to you. Please follow the Internet or telephone instructions on the Direction Card or sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by January 28, 2000 so that we may vote the shares of Rockwell International Corporation that are held for your account in accordance with your instructions. If you do not properly complete your Internet or telephone vote or properly complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, N.A., as Trustee, will vote such shares as it deems proper.

Sincerely,

/s/ SUSANA R. RYAN

Susana R. Ryan
Vice President

DIRECTION CARD

ROCKWELL INTERNATIONAL CORPORATION

SALARIED RETIREMENT SAVINGS PLAN

TO: WELLS FARGO BANK, N.A., TRUSTEE

You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell International Corporation Salaried Retirement Savings Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 2, 2000, and at any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors’ recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.

(continued and to be signed, on the other side)

•  FOLD AND DETACH HERE  •

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.  Vote by Internet at our Internet Address: http://www.eproxy.com/rok

or

2.	Call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

If you wish to view future Rockwell International Corporation Annual Reports and Proxy Statements on-line instead of receiving the printed documents, which will assist the Corporation in reducing future printing and mailing costs, please

•	visit ChaseMellon’s web site registration page at http://www.eproxy.com/rok

or

•	call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side

or

•	check the box on the signature side of the enclosed direction card and return in the postage paid envelope provided.

Please mark your votes as indicated in this example	[X]

Where a vote is not specified, you are directed to vote the shares held for my account FOR the election of the one nominee for director and FOR proposals (b) and (c) and to vote in accordance with your discretion on such other matters as may properly come before the meeting.

The Board of Directors recommends votes FOR (a), (b) and (c).

	FOR	WITHHOLD
	the nominee	AUTHORITY to vote
	listed	for the nominee listed		FOR	AGAINST	ABSTAIN

(a) The election of one director-Nominee:	[ ]	[ ]	(b) The selection of auditors	[ ]	[ ]	[ ]
01 J.D. Nichols
			(c) Approve 2000 Long-Term Incentives Plan	[ ]	[ ]	[ ]

					YES	NO
			I/we plan to attend the meeting. Please send Admittance Card.		[ ]	[ ]

			I consent to future access to the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.			[ ]

Signature  _______________________  Date         , 2000

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date, and return the proxy card promptly using the enclosed envelope.

.....................................................................................................................................
•    FOLD AND DETACH HERE    •

VOTE BY INTERNET OR TELEPHONE

QUICK * * * EASY * * * IMMEDIATE

** IF YOU WISH TO VOTE YOUR SHARES BY INTERNET OR TELEPHONE, PLEASE FOLLOW THE INSTRUCTIONS BELOW **

YOUR INTERNET OR TELEPHONE INSTRUCTION WILL AUTHORIZE THE TRUSTEE IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

•	You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
•	After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

VOTE BY INTERNET:   THE WEB ADDRESS IS: http://www.eproxy.com/rok

VOTE BY PHONE:	FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU FOR THIS CALL.

After entering your Control Number you will hear these instructions.

OPTION #1: To vote as the Board of Directors recommends on all proposals. Press 1

When asked, please confirm your vote by Pressing 1.

OPTION #2. If you choose to vote on each proposal separately, press 0. You will hear these instructions.

Proposal a: To vote FOR the one director-nominee, press 1; to WITHHOLD FROM the one director-nominee, press 9
Proposals (b) and (c): To vote FOR , press 1; AGAINST, press 9; ABSTAIN, press 0

When asked, please confirm your vote by Pressing 1.

Consent to view Annual Reports and Proxy Statement on-line

Press 1 to consent to view future Annual Reports and Proxy Statements for this account via the internet. You may revoke this consent at any time by giving written notice to the Corporation.

When asked, please confirm your consent by Pressing 1.

If you vote by internet or telephone, there is no need for you to mail in your direction card.

THANK YOU FOR VOTING

DIRECTION CARD

ROCKWELL NON-REPRESENTED HOURLY RETIREMENT SAVINGS PLAN

TO: WELLS FARGO BANK, N.A., TRUSTEE

      You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell Non-Represented Hourly Retirement Savings Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 2, 2000, and at any adjournment thereof; as follows:

      To vote in accordance with the Board of Directors’ recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.

(continued and to be signed, on the other side)

•  FOLD AND DETACH HERE  •

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.  Vote by internet at our Internet Address: http://www.eproxy.com/rok

or

2.  Call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

If you wish to view future Rockwell International Corporation Annual Reports and Proxy Statements on-line instead of receiving the printed documents, which will assist the Corporation in reducing future printing and mailing costs, please

•	visit ChaseMellon’s web site registration page at http://www.eproxy.com/rok

or

•	call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side

or

•	check the box on the signature side of the enclosed direction card and return in the postage paid envelope provided.

Please mark your votes as indicated in this example	[X]

Where a vote is not specified, you are directed to vote the shares held for my account FOR the election of the one nominee for director and FOR proposals (b) and (c) and to vote in accordance with your discretion on such other matters as may properly come before the meeting.

The Board of Directors recommends votes FOR (a), (b) and (c).

	FOR	WITHHOLD
	the nominee	AUTHORITY to vote
	listed	for the nominee listed		FOR	AGAINST	ABSTAIN

(a) The election of one director-Nominee:	[ ]	[ ]	(b) The selection of auditors	[ ]	[ ]	[ ]
01 J.D. Nichols
			(c) Approve 2000 Long-Term Incentives Plan	[ ]	[ ]	[ ]

					YES	NO
			I/we plan to attend the meeting. Please send Admittance Card.		[ ]	[ ]

			I consent to future access to the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.			[ ]

Signature  _______________________  Date         , 2000

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date, and return the proxy card promptly using the enclosed envelope.

.....................................................................................................................................
•    FOLD AND DETACH HERE    •

VOTE BY INTERNET OR TELEPHONE

QUICK * * * EASY * * * IMMEDIATE

** IF YOU WISH TO VOTE YOUR SHARES BY INTERNET OR TELEPHONE, PLEASE FOLLOW THE INSTRUCTIONS BELOW **

YOUR INTERNET OR TELEPHONE INSTRUCTION WILL AUTHORIZE THE TRUSTEE IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

•	You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
•	After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

VOTE BY INTERNET:   THE WEB ADDRESS IS: http://www.eproxy.com/rok

VOTE BY PHONE:	FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU FOR THIS CALL.

After entering your Control Number you will hear these instructions.

OPTION #1: To vote as the Board of Directors recommends on all proposals. Press 1

When asked, please confirm your vote by Pressing 1.

OPTION #2. If you choose to vote on each proposal separately, press 0. You will hear these instructions.

Proposal a: To vote FOR the one director-nominee, press 1; to WITHHOLD FROM the one director-nominee, press 9
Proposals (b) and (c): To vote FOR , press 1; AGAINST, press 9; ABSTAIN, press 0

When asked, please confirm your vote by Pressing 1.

Consent to view Annual Reports and Proxy Statement on-line

Press 1 to consent to view future Annual Reports and Proxy Statements for this account via the internet. You may revoke this consent at any time by giving written notice to the Corporation.

When asked, please confirm your consent by Pressing 1.

If you vote by internet or telephone, there is no need for you to mail in your direction card.

THANK YOU FOR VOTING

DIRECTION CARD

ROCKWELL INTERNATIONAL CORPORATION RETIREMENT

SAVINGS PLAN FOR REPRESENTED HOURLY EMPLOYEES

TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell International Corporation Retirement Savings Plan for Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 2, 2000, and at any adjournment thereof, as follows:

     To vote in accordance with the Board of Directors’ recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.

(continued and to be signed, on the other side)

•  FOLD AND DETACH HERE  •

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Vote by internet at our Internet Address: http://www.eproxy.com/rok

or

2.	Call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

If you wish to view future Rockwell International Corporation Annual Reports and Proxy Statements on-line instead of receiving the printed documents, which will assist the Corporation in reducing future printing and mailing costs, please

•	visit ChaseMellon’s web site registration page at http://www.eproxy.com/rok

or

•	call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side

or

•	check the box on the signature side of the enclosed direction card and return it in the postage paid envelope provided.

Please mark your votes as indicated in this example	[X]

Where a vote is not specified, you are directed to vote the shares held for my account FOR the election of the one nominee for director and FOR proposals (b) and (c) and to vote in accordance with your discretion on such other matters as may properly come before the meeting.

The Board of Directors recommends votes FOR (a), (b) and (c).

	FOR	WITHHOLD
	the nominee	AUTHORITY to vote
	listed	for the nominee listed		FOR	AGAINST	ABSTAIN

(a) The election of one director-Nominee:	[ ]	[ ]	(b) The selection of auditors	[ ]	[ ]	[ ]
01 J.D. Nichols
			(c) Approve 2000 Long-Term Incentives Plan	[ ]	[ ]	[ ]

					YES	NO
			I/we plan to attend the meeting. Please send Admittance Card.		[ ]	[ ]

			I consent to future access to the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.			[ ]

Signature  _______________________  Date         , 2000

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date, and return the proxy card promptly using the enclosed envelope.

.....................................................................................................................................
•    FOLD AND DETACH HERE    •

VOTE BY INTERNET OR TELEPHONE

QUICK * * * EASY * * * IMMEDIATE

** IF YOU WISH TO VOTE YOUR SHARES BY INTERNET OR TELEPHONE, PLEASE FOLLOW THE INSTRUCTIONS BELOW **

YOUR INTERNET OR TELEPHONE INSTRUCTION WILL AUTHORIZE THE TRUSTEE IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

•	You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
•	After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

VOTE BY INTERNET:   THE WEB ADDRESS IS: http://www.eproxy.com/rok

VOTE BY PHONE:	FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU FOR THIS CALL.

After entering your Control Number you will hear these instructions.

OPTION #1: To vote as the Board of Directors recommends on all proposals. Press 1

When asked, please confirm your vote by Pressing 1.

OPTION #2. If you choose to vote on each proposal separately, press 0. You will hear these instructions.

Proposal a: To vote FOR the one director-nominee, press 1; to WITHHOLD FROM the one director-nominee, press 9
Proposals (b) and (c): To vote FOR , press 1; AGAINST, press 9; ABSTAIN, press 0

When asked, please confirm your vote by Pressing 1.

Consent to view Annual Reports and Proxy Statement on-line

Press 1 to consent to view future Annual Reports and Proxy Statements for this account via the internet. You may revoke this consent at any time by giving written notice to the Corporation.

When asked, please confirm your consent by Pressing 1.

If you vote by internet or telephone, there is no need for you to mail in your direction card.

THANK YOU FOR VOTING

DIRECTION CARD

ROCKWELL SAVINGS AND INVESTMENT PLAN FOR

REPRESENTED HOURLY EMPLOYEES

TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell Savings and Investment Plan for Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 2, 2000, and at any adjournment thereof, as follows:

     To vote in accordance with the Board of Directors’ recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.

(continued and to be signed, on the other side)

•  FOLD AND DETACH HERE  •

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Vote by internet at our Internet Address: http://www.eproxy.com/rok

or

2.	Call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

If you wish to view future Rockwell International Corporation Annual Reports and Proxy Statements on-line instead of receiving the printed documents, which will assist the Corporation in reducing future printing and mailing costs, please

•	visit ChaseMellon’s web site registration page at http://www.eproxy.com/rok

or

•	call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side

or

•	check the box on the signature side of the enclosed direction card and return it in the postage paid envelope provided.

Please mark your votes as indicated in this example	[X]

Where a vote is not specified, you are directed to vote the shares held for my account FOR the election of the one nominee for director and FOR proposals (b) and (c) and to vote in accordance with your discretion on such other matters as may properly come before the meeting.

The Board of Directors recommends votes FOR (a), (b) and (c).

	FOR	WITHHOLD
	the nominee	AUTHORITY to vote
	listed	for the nominee listed		FOR	AGAINST	ABSTAIN

(a) The election of one director-Nominee:	[ ]	[ ]	(b) The selection of auditors	[ ]	[ ]	[ ]
01 J.D. Nichols
			(c) Approve 2000 Long-Term Incentives Plan	[ ]	[ ]	[ ]

					YES	NO
			I/we plan to attend the meeting. Please send Admittance Card.		[ ]	[ ]

			I consent to future access to the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.			[ ]

Signature  _______________________  Date         , 2000

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date, and return the proxy card promptly using the enclosed envelope.

.....................................................................................................................................
•    FOLD AND DETACH HERE    •

VOTE BY INTERNET OR TELEPHONE

QUICK * * * EASY * * * IMMEDIATE

** IF YOU WISH TO VOTE YOUR SHARES BY INTERNET OR TELEPHONE, PLEASE FOLLOW THE INSTRUCTIONS BELOW **

YOUR INTERNET OR TELEPHONE INSTRUCTION WILL AUTHORIZE THE TRUSTEE IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

•	You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
•	After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

VOTE BY INTERNET:   THE WEB ADDRESS IS: http://www.eproxy.com/rok

VOTE BY PHONE:	FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU FOR THIS CALL.

After entering your Control Number you will hear these instructions.

OPTION #1: To vote as the Board of Directors recommends on all proposals. Press 1

When asked, please confirm your vote by Pressing 1.

OPTION #2. If you choose to vote on each proposal separately, press 0. You will hear these instructions.

Proposal a: To vote FOR the one director-nominee, press 1; to WITHHOLD FROM the one director-nominee, press 9
Proposals (b) and (c): To vote FOR , press 1; AGAINST, press 9; ABSTAIN, press 0

When asked, please confirm your vote by Pressing 1.

Consent to view Annual Reports and Proxy Statement on-line

Press 1 to consent to view future Annual Reports and Proxy Statements for this account via the internet. You may revoke this consent at any time by giving written notice to the Corporation.

When asked, please confirm your consent by Pressing 1.

If you vote by internet or telephone, there is no need for you to mail in your direction card.

THANK YOU FOR VOTING

DIRECTION CARD

ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES

TO: WELLS FARGO BANK, N.A., TRUSTEE

You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell Retirement Savings Plan for Certain Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 2, 2000, and at any adjournment thereof, as follows:

      To vote in accordance with the Board of Directors’ recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.

(continued and to be signed, on the other side)

•  FOLD AND DETACH HERE  •

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Vote by Internet at our Internet Address: http://www.eproxy.com/rok

or

2.	Call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

If you wish to view future Rockwell International Corporation Annual Reports and Proxy Statements on-line instead of receiving the printed documents, which will assist the Corporation in reducing future printing and mailing costs, please

•	visit ChaseMellon’s web site registration page at http://www.eproxy.com/rok

or

•	call toll free 1-800-840-1208 on a Touch-Tone Telephone and follow the instructions on the reverse side

or

•	check the box on the signature side of the enclosed direction card and return it in the postage paid envelope provided.

Please mark your votes as indicated in this example	[X]

Where a vote is not specified, you are directed to vote the shares held for my account FOR the election of the one nominee for director and FOR proposals (b) and (c) and to vote in accordance with your discretion on such other matters as may properly come before the meeting.

The Board of Directors recommends votes FOR (a), (b) and (c).

	FOR	WITHHOLD
	the nominee	AUTHORITY to vote
	listed	for the nominee listed		FOR	AGAINST	ABSTAIN

(a) The election of one director-Nominee:	[ ]	[ ]	(b) The selection of auditors	[ ]	[ ]	[ ]
01 J.D. Nichols
			(c) Approve 2000 Long-Term Incentives Plan	[ ]	[ ]	[ ]

					YES	NO
			I/we plan to attend the meeting. Please send Admittance Card.		[ ]	[ ]

			I consent to future access to the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.			[ ]

Signature  _______________________  Date         , 2000

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date, and return the proxy card promptly using the enclosed envelope.

.....................................................................................................................................
•    FOLD AND DETACH HERE    •

VOTE BY INTERNET OR TELEPHONE

QUICK * * * EASY * * * IMMEDIATE

** IF YOU WISH TO VOTE YOUR SHARES BY INTERNET OR TELEPHONE, PLEASE FOLLOW THE INSTRUCTIONS BELOW **

YOUR INTERNET OR TELEPHONE INSTRUCTION WILL AUTHORIZE THE TRUSTEE IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR DIRECTION CARD

•	You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
•	After voting your shares you will be asked if you wish to attend the meeting. If you indicate yes, you will automatically be mailed an admittance card and DO NOT need to mail in the attached Card.

VOTE BY INTERNET:   THE WEB ADDRESS IS: http://www.eproxy.com/rok

VOTE BY PHONE:	FOR U.S. SHAREOWNERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU FOR THIS CALL.

After entering your Control Number you will hear these instructions.

OPTION #1: To vote as the Board of Directors recommends on all proposals. Press 1

When asked, please confirm your vote by Pressing 1.

OPTION #2. If you choose to vote on each proposal separately, press 0. You will hear these instructions.

Proposal a: To vote FOR the one director-nominee, press 1; to WITHHOLD FROM the one director-nominee, press 9
Proposals (b) and (c): To vote FOR , press 1; AGAINST, press 9; ABSTAIN, press 0

When asked, please confirm your vote by Pressing 1.

Consent to view Annual Reports and Proxy Statement on-line

Press 1 to consent to view future Annual Reports and Proxy Statements for this account via the internet. You may revoke this consent at any time by giving written notice to the Corporation.

When asked, please confirm your consent by Pressing 1.

If you vote by internet or telephone, there is no need for you to mail in your direction card.

THANK YOU FOR VOTING